                                                    Registration Nos. 033-39133
                                                                      811-06241
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               -----------------

                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. __
                      [ ] Post-Effective Amendment No. __
                       (Check appropriate Box or Boxes)

                               -----------------

                            LOOMIS SAYLES FUNDS II
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                                (617) 449-2810
                       (Area Code and Telephone Number)

               399 Boylston Street, Boston, Massachusetts 02116
         (Address of Principal Executive Offices, including Zip Code)

                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

                               -----------------

                                   Copy to:
                              John M. Loder, Esq.
                               Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110

  As soon as practicable after this Registration Statement becomes effective.
                (Approximate Date of Proposed Public Offering)

                               -----------------

                   CALCULATION OF REGISTRATION FEE UNDER THE
                            SECURITIES ACT OF 1933

   Title of Securities Being Registered: Shares of beneficial interest, no par value, of Loomis Sayles Value Fund.

   The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24F-2 under the Investment Company Act of 1940. No filing fee is due because of reliance on Section 24(f).

   It is proposed that this filing will become effective on August 2, 2007 pursuant to Rule 488.

================================================================================

August 15, 2007                                        Your vote is important!

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for Natixis Value Fund (formerly IXIS Value Fund). The fund will hold a special shareholder meeting on October 12, 2007 at 2:00 p.m. Eastern time, at the offices of Natixis Asset Management Advisors L.P. (formerly IXIS Asset Management Advisors, L.P.) (Natixis Advisors), 399 Boylston St, 10/th/ Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts below which should make your review of the prospectus/proxy statement easier.

Q: What is the proposal?

You are being asked to approve the merger of Natixis Value Fund into Loomis Sayles Value Fund. If the merger is approved, you will receive corresponding shares of Loomis Sayles Value Fund.

Q: Why is this change being proposed and what does it mean to me?

The proposed merger of Natixis Value Fund into Loomis Sayles Value Fund seeks to provide shareholders of Natixis Value Fund with an opportunity to invest in a larger combined fund that Loomis Sayles & Company, L.P. ("Loomis Sayles"), the investment advisor of the Loomis Sayles Value Fund, and Natixis Asset Management Advisors, L.P., the investment advisor to Natixis Value Fund, believe has better prospects for long-term growth and a similar investment objective and strategy. Here are some of the advantages of the merger:

Lower expenses and better growth prospects. Shareholders of the Natixis Value Fund are expected to experience lower expenses after the merger. Additionally, Loomis Sayles and Natixis Advisors believe that Loomis Sayles Value Fund has better prospects for growth, which may result in economies of scale and decreased fund expenses.

Same level of service. As a shareholder of Loomis Sayles Value Fund, you will continue to enjoy the same services you currently receive as a Natixis Value Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

Continued investment in Natixis Funds. If the proxy is approved, Natixis Value Fund shareholders will continue to remain in the Natixis Funds family allowing exchange privileges within the fund family.

Q: What are some of the differences in the principal investment strategies of both funds?

Both funds invest primarily in large-cap value companies. The Natixis Value Fund seeks reasonable long-term investment returns from a combination of market appreciation and dividend income. Loomis Sayles Value Fund seeks long-term appreciation of capital and income. Natixis Value Fund is managed by multiple subadvisors, whereas Loomis Sayles Value Fund is managed solely by Loomis Sayles. Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies and policies of Natixis Value Fund and Loomis Sayles Value Fund.

Q: Who are the portfolio managers of the Loomis Sayles Value Fund?

Loomis Sayles Value Fund is managed by the same experienced team as the Value portion of the Natixis Value Fund. The managers are Warren N. Koontz, Jr., CFA, James L. Carroll, CFA and Arthur Barry, CFA have nearly 70 years of combined investment experience.

Q: Who will bear the costs of this shareholder meeting?

The expenses related to the shareholder meeting and the solicitation of proxies will be borne by Natixis Advisors and its affiliates, not by the Natixis Value Fund.

Q: What are the tax implications?

The merger of the Natixis Value Fund into the Loomis Sayles Value Fund is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend this meeting. Computershare, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from service representatives of Computershare reminding you to exercise your right to vote.

Vote options - it's your choice

    . You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

    . You may also vote via the Internet using the website and control number listed on your proxy card.

    . You may vote via touch-tone telephone by using the telephone number and control number listed on your proxy card.

If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so by using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please contact your financial advisor, or call Natixis Funds directly at 800-225-5478.

Sincerely,

John T. Hailer
President

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 12, 2007

                             NATIXIS FUNDS TRUST I
                              Natixis Value Fund

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Natixis Value Fund (formerly, the IXIS Value Fund) will be held at 2:00 p.m. Eastern time on October 12, 2007 at the offices of Natixis Asset Management Advisors, L.P. (formerly, IXIS Asset Management Advisors, L.P.), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

    1. To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Natixis Value Fund to, and the assumption of all of the liabilities of Natixis Value Fund by, Loomis Sayles Value Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Value Fund, and the distribution of such shares to the shareholders of Natixis Value Fund in complete liquidation of Natixis Value Fund.

    2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record at the close of business on August 15, 2007 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                                          By order of the Board of Trustees,

                                          Coleen Downs Dinneen, Secretary

August 15, 2007

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                                August 15, 2007

                 Acquisition of the Assets and Liabilities of

                              Natixis Value Fund
                       a series of Natixis Funds Trust I

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

                       By and in Exchange for Shares of
                           Loomis Sayles Value Fund
                      a series of Loomis Sayles Funds II

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

   This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of Natixis Value Fund (formerly, the IXIS Value Fund) by Loomis Sayles Value Fund (together with the Natixis Value Fund, the "Funds") at a Special Meeting of Shareholders of the Natixis Value Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on October 12, 2007, at the offices of Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Natixis Value Fund by the Loomis Sayles Value Fund (the "Acquisition"). The Funds are each registered open-end management investment companies. The investment goal of the Loomis Sayles Value Fund is to seek long-term growth of capital and income. The investment goal of the Natixis Value Fund is to seek a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities. If shareholders of the Natixis Value Fund approve the Agreement and Plan of Reorganization relating to the Acquisition and the Acquisition occurs, the Natixis Value Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Loomis Sayles Value Fund in exchange for shares of the same class of the Loomis Sayles Value Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, shares of each class received by the Natixis Value Fund will be distributed pro rata to its shareholders of the same class, and shareholders of the Natixis Value Fund will become shareholders of the Loomis Sayles Value Fund.

   The Trustees of Natixis Funds Trust I ("Trust I"), who are also Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust" and, together with Trust I, the "Trusts"), have set August 15, 2007 as the record date (the "Record Date") for determining which shareholders of the Natixis Value Fund are entitled to vote at the Meeting and any adjourned session thereof.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    . The Class A, B and C Prospectus of the Natixis Value Fund, dated May 1, 2007, as supplemented on June 1, 2007.

    . The Statement of Additional Information Parts I and II of the Natixis Equity Funds, which includes the Natixis Value Fund, dated May 1, 2007, as supplemented on June 11, 2007.

    . Management's discussion of Fund performance, the Report of Independent Auditors and financial statements included in the Annual Report to shareholders of the Natixis Value Fund for the fiscal year ended December 31, 2006.

    . Management's discussion of Fund performance and financial statements included in the Semiannual Report to shareholders of the Natixis Value Fund for the period ended March 31, 2007.

    . The Statement of Additional Information of Loomis Sayles Value Fund dated August 15, 2007, relating to the Acquisition described in this Prospectus/Proxy Statement.

   This Prospectus/Proxy Statement concisely sets forth information about the Loomis Sayles Value Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about the Loomis Sayles Trust and Loomis Sayles Value Fund has been filed with the SEC. Each Fund has previously sent its Annual Report to its shareholders. For a free copy of these reports or any of the documents listed above, you may call 800-225-5478 or you may write to either Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing your Fund's web site at www.funds.natixis.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Additionally, you can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the Loomis Sayles Value Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.....................................................   6

THE PROPOSAL..............................................................  19
   The Proposal...........................................................  19
   Principal Investment Risks.............................................  19
   Information about the Acquisition......................................  19
       Terms of the Agreement and Plan of Reorganization..................  19
       Shares You Will Receive............................................  21
       Reasons for the Acquisition........................................  22
       Performance Information............................................  23
       Federal Income Tax Consequences....................................  26
       Declarations of Trust..............................................  28
       Dividends and Distributions........................................  30
       Capitalization.....................................................  30
       Required Vote for the Proposal.....................................  32

INFORMATION REGARDING VOTING AND CONDUCT OF MEETING.......................  32

   Voting Information.....................................................  32
   Information About Proxies and the Conduct of the Meeting...............  32
OTHER INFORMATION.........................................................  34

   Appendix A............................................................. A-1
   Appendix B............................................................. B-1
   Appendix C............................................................. C-1
   Appendix D............................................................. D-1
   Appendix E............................................................. E-1

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to submitting your vote.

1. What is being proposed?

   The Trustees of Trust I are recommending that shareholders approve the acquisition of the Natixis Value Fund by the Loomis Sayles Value Fund. This means that the Loomis Sayles Value Fund would acquire all of the assets and assume all the liabilities of the Natixis Value Fund in exchange for shares of the Loomis Sayles Value Fund. If the Acquisition is approved and consummated, you will receive shares of Loomis Sayles Value Fund of the same class and with an aggregate net asset value equal to the aggregate net asset value of your Natixis Value Fund shares as of the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around October 26, 2007, or on such other date as the Trusts may agree.

   Please note that if shareholders of the Natixis Value Fund do not approve the Acquisition, the Trustees of the Trusts may take such further action, potentially including the liquidation of the Natixis Value Fund, as they may deem to be in the best interests of the Natixis Value Fund.

2. Why is the Acquisition being proposed?

   Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser to the Loomis Sayles Value Fund and the subadviser of a segment of the Natixis Value Fund, and Natixis Advisors, the investment adviser for the Natixis Value Fund and an affiliate of Loomis Sayles, are proposing the Acquisition to enable shareholders of the Natixis Value Fund to invest in a larger combined fund which Loomis Sayles and Natixis Advisors believe has better long-term growth prospects. The Trustees of Trust I recommend approval of the Acquisition because of the advantages that Loomis Sayles and Natixis Advisors believe the Acquisition will offer to shareholders of the Natixis Value Fund. These advantages include the following:

    . Lower expenses. Shareholders of the Natixis Value Fund are expected to experience lower expenses after the Acquisition.

    . Sales trends. Loomis Sayles and Natixis Advisors believe the Natixis Value Fund has not achieved sufficient net sales growth over the past several years and is not expected to do so in the near future and that the combined fund would be better positioned to achieve long-term viability.

    . Better performance record. The Loomis Sayles Value Fund generally has a better performance record than the Natixis Value Fund has relative to their respective Morningstar peer groups. Loomis Sayles and Natixis Advisors believe that the better relative performance of the Loomis Sayles Value Fund should result in better opportunities for Fund sales.

          In addition, Natixis Value Fund shareholders will receive the:

    . Same level of shareholder services. Natixis Value Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Loomis Sayles Value Fund.

    . Continued availability of the Natixis Funds. The proposed Acquisition will permit Natixis Value Fund shareholders to keep their investment in an open-end mutual fund with exchange privileges with the mutual funds comprising the Natixis Funds family.

   Please review "Information about the Acquisition-Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of the Trusts.

3. How do the advisory arrangements, investment goals, strategies and policies of the Natixis Value Fund and the Loomis Sayles Value Fund compare?

   The investment goal and principal investment strategies of the Natixis Value Fund are similar to those of the Loomis Sayles Value Fund. For example, both seek long-term growth of capital and both invest primarily in equity securities, although the Loomis Sayles Value Fund usually invests in companies with larger market capitalizations. Natixis Value Fund has four segments, each managed by a different subadvisor. Loomis Sayles Value Fund has one adviser, Loomis Sayles, which is a subadviser to Natixis Value Fund. Please see the table below for more information comparing the investment goals and strategies of the Funds.

   This table shows the investment goal and principal investment strategies of each Fund. For more detail on the investment goals, strategies and policies of the Natixis Value Fund and the Loomis Sayles Value Fund, see the Natixis Value Fund's prospectus and Appendix A, respectively.

         Natixis Value Fund                    Loomis Sayles Value Fund
         ------------------                    ------------------------
Investment Goal: The Fund seeks
reasonable, long-term investment
return from a combination of market      Investment Goal: The Fund seeks
appreciation and dividend income from    long-term growth of capital and
equity securities.                       income.

Principal Investment Strategies: The     Principal Investment Strategies: The
Natixis Value Fund seeks to achieve      Loomis Sayles Value Fund seeks to
its investment goal as follows:          achieve its investment goal as
                                         follows:
..  This Fund utilizes a multi-manager
   approach to equity investing --       .  The Fund invests primarily in
   which combines the varied styles         equity securities including common
   of multiple subadvisers in               stocks, convertible securities,
   selecting securities for each of         and warrants. The Fund invests
   the Fund's four segments.                primarily in medium-sized and
                                            large-sized companies, although it
   Subject to the allocation policies       may invest in companies of any
   adopted by the Fund's Board of           size.
   Trustees, Natixis Advisors
   generally allocates capital           .  In deciding which securities to
   invested                                 buy and sell, Loomis Sayles
                                            generally looks for

        Natixis Value Fund                   Loomis Sayles Value Fund
        ------------------                   ------------------------
   in the Fund equally among its          companies that it believes are,
   four segments. Under the Fund's        undervalued by the market in
   allocation policies, Natixis           relation to earnings, dividends,
   Advisors may also allocate             assets, and growth prospects. The
   capital away or towards one or         Fund's investments may include
   more segments from time to time.       companies that have suffered
   Each subadviser manages its            significant business problems but
   segment of the Fund's assets in        that Loomis Sayles believes have
   accordance with its distinct           favorable prospects for recovery.
   investment style and strategy.
                                       .  Loomis Sayles seeks to identify
..  Under normal market conditions,        companies that it believes are,
   the Fund invests substantially         among other things, attractively
   all of its assets in equity            valued based on Loomis Sayles'
   securities. The Fund invests           estimate of intrinsic value.
   primarily in common stocks of          Loomis Sayles generally seeks to
   mid- and large- capitalization         find value by selecting
   companies of various industries.       individual stocks that it
   The companies in which the Fund        believes are attractive, rather
   invests are value-oriented             than by attempting to achieve
   according to one or more of the        investment growth by rotating the
   following measures:                    Fund's holdings among various
   price-to-earnings ration, return       sectors of the economy.
   on equity, dividend yield,
   price-to-book value ratio or
   price-to-sales ratio.

Harris Segment

   The segment of the Fund managed
   by Harris Associates invests
   primarily in the common stocks
   of mid- and large capitalization
   companies that Harris Associates
   believes are trading at a
   substantial discount to the
   company's "true business value."
   Harris Associates'
   value-oriented investment
   philosophy is based upon its
   belief that over time a stock's
   discounted market price and its
   true business value will
   converge. Harris Associates
   believes that this philosophy
   provides the best opportunity to
   achieve long-term capital growth
   while also protecting from
   downside risk. It therefore uses
   this philosophy to locate
   companies with the following
   characteristics, although not
   all of the companies selected by
   Harris Associates will have
   these attributes:

    .  Positive free cash flow

    .  High level of insider
       ownership

    .  Favorable earnings growth
       potential

   In making investment decisions
   for

         Natixis Value Fund                   Loomis Sayles Value Fund
         ------------------                   ------------------------
   constructing a concentrated
   portfolio, Harris Associates
   generally employs the following
   methods:

..  Harris Associates uses a
   fundamental bottom up investment
   approach, which means that it
   focuses on individual companies
   rather than macro-economic
   factors or specific industries.
   Each company is analyzed on a
   case-by-case basis to select
   those that meet Harris
   Associates' standards of quality
   and value.

..  Once Harris Associates determines
   that a stock sells at a
   significant discount to its true
   business value and has other
   attractive qualities such as a
   positive free cash flow, it will
   consider that stock for purchase
   by analyzing the quality and
   motivation of the company's
   management as well as the
   company's market position within
   its industry.

..  Investments are continuously
   monitored by both analysts and
   portfolio managers. A senior
   committee sets specific "buy" and
   "sell" targets for each company.
   Harris Associates will generally
   buy a stock when it believes the
   stock sells for a price below 60%
   of its true business value, and
   will generally sell a stock when
   it believes the stock price
   approaches 90% of its true
   business value.

Loomis Sayles Segment

   Loomis Sayles, in managing this
   segment, uses fundamental
   research in a value oriented
   selection process to seek
   companies with the following
   characteristics:

    .  Low price-to-earnings ratios
       based on earnings estimates

    .  Competitive return on equity

    .  Competitive current and
       estimated dividend yield

    .  Favorable earnings prospects

         Natixis Value Fund                   Loomis Sayles Value Fund
         ------------------                   ------------------------
   In selecting investments for its
   segment of the Fund, Loomis
   Sayles employs the following
   strategy:

..  Loomis Sayles starts with a
   universe of approximately 1,400
   companies, primarily those with a
   market capitalization in excess
   of $2 billion.

   Stocks are then ranked using the
   Loomis Sayles' proprietary
   valuation model based on low
   price-to-earnings ratios,
   earnings estimate revisions and
   quality.

..  Stocks are selected based on
   fundamental research focusing on
   those that are ranked favorably
   in the valuation model.

..  Its segment's portfolio is
   constructed by choosing
   approximately 50 to 70 stocks
   that Loomis Sayles believes offer
   the best combination of
   attractive valuation
   characteristics and positive
   fundamentals.

..  The portfolio construction
   process also attempts to minimize
   risk through careful evaluation
   of diversification and other risk
   factors.

..  Loomis Sayles will generally sell
   a stock when its price objective
   has been attained, if its
   fundamentals deteriorate, or when
   a stock with greater potential is
   identified.

Vaughan Nelson Segment

   In managing its segment of the
   Fund, Vaughan Nelson uses
   rigorous fundamental research and
   active management to analyze a
   broad selection of company or
   industry sectors and to seek
   companies with the following
   characteristics, although not all
   of the companies selected will
   have each of these attributes:

    .  Strong balance sheets

    .  Growing cash flows

    .  Reasonable valuations based
       upon

        Natixis Value Fund                      Loomis Sayles Value Fund
        ------------------                      ------------------------
       discounted cash flow models

    .  Stable and proven
       management teams

   In selecting investments for
   its segment of the Fund,
   Vaughan Nelson generally
   employs the following strategy:

..  Value-driven investment
   philosophy that selects stocks
   selling at a relatively low
   value based upon discounted
   cash flow models. Vaughan
   Nelson selects companies that
   it believes are out-of-favor or
   misunderstood.

..  Vaughan Nelson then uses
   value-driven screens to create
   a research universe of
   companies with market
   capitalizations within the
   capitalization range of the
   Russell 1000 Value Index.

..  Vaughan Nelson uses fundamental
   analysis to construct a
   portfolio of 45 to 75
   securities consisting of
   quality companies in the
   opinion of Vaughan Nelson.

..  Vaughan Nelson will generally
   sell a stock when it reaches
   Vaughan Nelson's price target,
   when the issuer shows a
   deteriorating financial
   condition, or when it has
   repeated negative earnings
   surprises.

Westpeak Segment

   In managing its segment of the
   Fund, Westpeak constructs a
   portfolio of recognizable,
   reasonably priced stocks.
   Westpeak believes risk and
   return can be accurately
   measured and controlled through
   thoughtful portfolio
   construction. Therefore, its
   focus will be on the aggregate
   characteristics of the
   portfolio and not just
   individual stocks. The
   portfolio emphasizes the
   characteristics that Westpeak
   believes are most likely to be
   rewarded by the market in the
   period ahead, based on current
   and historical probabilities.

   In selecting investments for
   the Fund's portfolio, Westpeak
   uses proprietary

         Natixis Value Fund                   Loomis Sayles Value Fund
         ------------------                   ------------------------
   quantitative research based on
   economic, market and
   company-specific information.
   Westpeak invests in stocks of
   companies in the Russell 3000
   Index, and unmanaged index of the
   3,000 largest U.S. companies
   based on total market
   capitalization. This universe of
   stocks represents small, medium
   and large capitalization
   companies.

   Westpeak screens these stocks to
   develop a "valuation rank" for
   each stock using fundamental
   value and growth criteria, such
   as:

    .  Earnings-to-price ratios

    .  Earnings growth rates

    .  Positive earnings surprises

    .  Book-to-price ratios

    .  Dividend yields

   This rank reflects the relative
   valuation of each stock based on
   its exposure to fundamental and
   industry characteristics.

   All of the stocks are then
   screened using stock specific
   components -- such as analyst,
   market and management sentiment,
   and valuation and financial
   strength -- to develop and
   "expectations rank" for each
   stock. This rank seeks to
   identify those stocks with
   positive near-term expectations.

   The valuation and expectations
   ranks for each stock are placed
   in a valuation matrix to evaluate
   whether to buy, sell or hold a
   stock. The final step is the use
   of proprietary methodology that
   considers each stock's respective
   valuation and expectations ranks,
   along with their rank
   characteristics, to construct an
   optimal portfolio designed to
   maximize excess return while
   maintaining an accepted level of
   risk.

         Natixis Value Fund                 Loomis Sayles Value Fund
         ------------------                 ------------------------
The Fund may also:                    The Fund may also:

..  Hold securities of foreign         .  Invest up to 20% of its assets in
   issuers traded over the counter       securities of foreign issuers,
   on foreign exchanges, including       including emerging markets
   American depositary receipts,         securities.
   securities in emerging markets
   and related currency hedging       .  Invest in real estate investment
   transactions.                         trusts ("REITs") and Rule 144A
                                         securities.

   The Natixis Value Fund and Loomis Sayles Value Fund generally are subject to similar fundamental investment restrictions. However, the Loomis Sayles Value Fund is subject to certain policies to which the Natixis Value Fund is not subject. Loomis Sayles Value Fund may not: (1) invest in companies for the purpose of exercising control or management; (2) pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by the Fund's investment restrictions; and (3) participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account for this restriction). Unlike the Loomis Sayles Value Fund, the Natixis Value Fund also may purchase options, although no more than 1% of its total assets (taken at current value) may be invested in such securities. There are certain other differences in the Funds' investment restrictions with respect to borrowing and short sales. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

4. How do the risks of investing in the Natixis Value Fund compare to the risks of investing in Loomis Sayles Value Fund?

   Because the two Funds have similar investment goals and policies, they are subject to similar, although not identical, risks. To the extent that the Loomis Sayles Value Fund invests in real estate investment trusts ("REITs") and Rule 144A securities, it will be subject to greater REIT risk and liquidity risk. Because Loomis Sayles Value Fund does not have multiple segments, it is not subject to Allocation Risk. For a discussion of the principal risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

5. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Acquisition?

   The following tables allow you to compare the management fees and expenses of the Natixis Value Fund and the Loomis Sayles Value Fund, and to analyze the estimated expenses that Loomis Sayles, the investment adviser to the Loomis Sayles Value Fund, expects the combined fund to bear in the first year following the Acquisition.

   The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Acquisition. Shareholders of the Natixis Value Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") will continue to apply. For purposes of determining the CDSC applicable to Natixis Value Fund shareholders who become Loomis Sayles Value Fund shareholders as a result of the Acquisition, the amount of time that the shareholder held his or her Natixis Value Fund shares will be added (or "tacked") to the length of time the shareholder held Loomis Sayles Value Fund shares acquired in the Acquisition.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                                                Class A Class B Class C Class Y
                                                ------- ------- ------- -------
Maximum sales charge (load) imposed on
  purchases (as a percentage of the offering
  price)/(1)(2)/                                 5.75%   None    None    None

Maximum deferred sales charge (load) (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)/(2)/         (3)   5.00%   1.00%   None

Redemption fee                                   None*   None*   None*   None*
--------
(1) A reduced sales charge on Class A shares may apply. See "How Sales Charges Are Calculated" in Appendix A.
(2) Does not apply to reinvested distributions.
(3) A 1.00% CDSC applies with respect to certain purchases of Class A shares greater than $1,000,000 that are redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" in Appendix A.
 * Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.

   Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by Natixis Value Fund and Loomis Sayles Value Fund for the twelve months ended March 31, 2007, and expenses that Loomis Sayles estimates the combined fund would have incurred during the twelve months ended March 31, 2007, after giving effect to the Acquisition on a pro forma basis assuming the Acquisition had occurred on April 1, 2006.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                  Loomis Sayles
                                 Value Fund/(1)/         Natixis Value Fund
                             ----------------------    ----------------------
                             Class A/(2)/ Class Y/(3)/ Class A Class B Class C
                             -----------  -----------  ------- ------- -------
Management fees                 0.50%        0.50%      0.75%   0.75%   0.75%
Distribution and/or service
  (12b-1) fees*                 0.25%        0.00%      0.25%   1.00%   1.00%
Other expenses                  0.40%        0.27%      0.34%   0.34%   0.34%
Total annual fund operating
  expenses                      1.15%        0.77%      1.34%   2.09%   2.09%
Fee waiver and/or expense
  reimbursement                 0.05%        0.00%      0.00%   0.00%   0.00%
Net expenses                    1.10%        0.77%      1.34%   2.09%   2.09%

                                          Loomis Sayles Value Fund/(1)/
                                              (pro forma combined)
                                     ---------------------------------------
                                     Class A Class B/(4)/ Class C/(4)/ Class Y
                                     ------- -----------  -----------  -------
Management fees                       0.50%     0.50%        0.50%      0.50%
Distribution and/or service (12b-1)
  fees*                               0.25%     1.00%        1.00%      0.00%
Other expenses                        0.32%     0.32%        0.32%      0.22%
Total annual fund operating expenses  1.07%     1.82%        1.82%      0.72%
Fee waiver and/or expense
  reimbursement                       0.00%     0.00%        0.00%      0.00%
Net expenses                          1.07%     1.82%        1.82%      0.72%
--------
 * Because of the higher Rule 12b-1 fees, long-term Class B and Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
(1) Loomis Sayles has given a binding undertaking to the Loomis Sayles Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.10%, 1.85% , 1.85% and 0.85% of the Fund's average daily net assets for Class A (formerly Retail Class), Class B, Class C and Class Y (formerly Institutional Class) shares respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
(2) Retail Class shares of Loomis Sayles Value Fund were redesignated as
    Class A shares effective June 1, 2007.
(3) Institutional Class shares of Loomis Sayles Value Fund were redesignated as Class Y shares effective June 1, 2007.
(4) Class B and Class C shares of Loomis Sayles Value Fund were established on June 1 2007.

Expense Examples
(your actual costs may be higher or lower)

   The following examples help you compare the cost of investing in the Loomis Sayles Value Fund with the cost of investing in the Natixis Value Fund, both for the fiscal years set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, use the following hypothetical conditions:

    .  $10,000 initial investment

    .  5% total return for each year

    .  Each Fund's operating expenses remain the same; and

    .  Assumes reinvestment of all dividends and distributions.

Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

                       Loomis Sayles
                       Value Fund**                 Natixis Value Fund
                  -----------------------   -----------------------------------
                                            Class A    Class B       Class C
                                            ------- ------------- -------------
                  Class A/(a)/ Class Y/(b)/          (1)    (2)    (1)    (2)
                  -----------  -----------          ------ ------ ------ ------
1 year              $  683*       $ 79      $  704  $  712 $  212 $  312 $  212
3 years             $  917*       $246      $  975  $  955 $  655 $  655 $  655
5 years             $1,170*       $428      $1,267  $1,324 $1,124 $1,124 $1,124
10 years***         $1,891*       $955      $2,095  $2,229 $2,229 $2,421 $2,421

                                            Loomis Sayles Value Fund
                                              (pro forma combined)
                                   -------------------------------------------
                                   Class A  Class B(C)    Class C(C)   Class Y
                                   ------- ------------- ------------- -------
                                            (1)    (2)    (1)    (2)
                                           ------ ------ ------ ------
1 year                             $  678  $  685 $  185 $  285 $  185  $ 74
3 years                            $  896  $  873 $  573 $  573 $  573  $230
5 years                            $1,131  $1,185 $  985 $  985 $  985  $401
10 years***                        $1,806  $1,941 $1,941 $2,138 $2,138  $895
--------
* Prior to the redesignation on June 1, 2007, Loomis Sayles Value Fund's Retail Class shares did not have a sales charge. Without a sales charge, the expense example would be $115, $363, $631 and $1,396 for 1 year, 3 years, 5 years and 10 years respectively.
** The example for the Loomis Sayles Value Fund is based on the Net Expenses for the period August 15, 2007 until January 31, 2008 and on the Total Annual Fund Operating Expenses for the remainder of the one-year period and the remaining periods.
*** Class B shares automatically convert to Class A shares after 8 years;
    therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
(1) Assumes redemption of shares at end of each period.
(2) Assumes no redemption of shares.
(a) Retail Class shares of Loomis Sayles Value Fund were redesignated as
    Class A shares effective June 1, 2007.
(b) Institutional Class shares of Loomis Sayles Value Fund were redesignated as Class Y shares effective June 1, 2007.
(c) Class B and Class C shares of Loomis Sayles Value Fund were established on June 1, 2007.

   Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Expenses Examples are as follows: (i) certain duplicate costs involved in operating the Natixis Value Fund will be eliminated as a result of the Acquisition and (ii) expense ratios are based on pro forma combined average net assets for the twelve months ended March 31, 2007, assuming the Acquisition occurred on April 1, 2006.

    . Loomis Sayles Value Fund's net expense ratio is currently lower than that of the Natixis Value Fund. The Loomis Sayles Value Fund Class R's expense ratio is 1.10%. Additionally, Loomis Sayles Value Fund's management fee rate (0.50%) is lower than Natixis Value Fund's management fee rate (0.75%).

   The advisory fees paid by Loomis Sayles Value Fund during the fiscal year ended

September 30, 2006, as a percentage of the Fund's average daily net assets, were 0.47%.

6. What class of shares will you receive in Loomis Sayles Value Fund if the Acquisition occurs?

   You will receive the same class of shares of Loomis Sayles Value Fund that you currently own in the Natixis Value Fund. These shares will have the same exchange rights, will bear the same CDSC upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix A for more information about shares of Loomis Sayles Value Fund.

7.  Will you be permitted to redeem your shares prior to the Acquisition?

   You are not required to remain a shareholder of the Natixis Value Fund until the Acquisition. Prior to the Acquisition the current redemption policy remains the same: you may redeem your shares or exchange your shares for shares of the same class of other Natixis Funds, as described and subject to the limitations in the current prospectuses of the Natixis Value Fund or other Natixis Fund. Please note that any redemptions will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.

8.  What are the federal income tax consequences of the Acquisition?

   The Acquisition is intended to be tax-free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Natixis Value Fund, or any of its shareholders, directly as a result of the Acquisition. Furthermore, the aggregate federal tax basis of your Natixis Value Fund shares will equal the aggregate federal tax basis of your new shares in Loomis Sayles Value Fund, and your holding period in your new shares in Loomis Sayles Value Fund will, for federal income tax purposes, include the time you held the Natixis Value Fund shares you surrendered in the Acquisition if you held your Natixis Value Fund shares as capital assets.

   Immediately prior to the Acquisition, the Natixis Value Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

   At any time prior to the Acquisition, a shareholder of the Natixis Value Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

   The federal income tax consequences of the Acquisition are described in more detail below under "Federal Income Tax Consequences."

 THE PROPOSAL - ACQUISITION of Natixis Value Fund BY LOOMIS SAYLES VALUE FUND

The Proposal

   You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Loomis Sayles Value Fund will acquire the assets and assume the liabilities of the Natixis Value Fund in exchange for shares of the Loomis Sayles Value Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

   What are the principal investment risks of the Loomis Sayles Value Fund, and how do they compare with those of the Natixis Value Fund?

   Because both Funds invest in equity securities, they are each subject to the risks commonly associated with investing in equity securities, which include equity securities risk, management risk and market risk. You may lose money on your investment due to unpredictable drops in a security's value or period of below average performance in a given stock or in the stock markets as a whole. The principal risks of the Funds also include the particular risks associated with investing in foreign securities, including emerging markets. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. In addition, the Loomis Sayles Value Fund may invest in REITs and Rule 144A securities. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investment in real estate. Rule 144A securities may be more illiquid than other equity securities and as a result may be difficult or impossible to sell at the time and at the price that the seller would like.

   For more information about the principal investment risks of the Loomis Sayles Value Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

   Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Natixis Value Fund, the Acquisition is expected to occur on or around October 26, 2007, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix B. The following discussion of the principal terms of the Agreement and Plan of Reorganization is only a summary and is qualified in its entirety by reference to the full text of the Agreement and Plan of Reorganization:

    . The Natixis Value Fund will transfer all of its assets and liabilities attributable to each class of its shares to the Loomis Sayles Value Fund in exchange for shares of the same class of the Loomis Sayles Value Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

    . The Acquisition will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern time on October 26, 2007, or such other date and time as the parties may determine) when the assets of the Natixis Value Fund are valued for purposes of the Acquisition.

    . The shares of each class of the Loomis Sayles Value Fund received by the Natixis Value Fund will be distributed to the shareholders of the same class of the Natixis Value Fund pro rata in accordance with their percentage ownership of the Natixis Value Fund in full liquidation of the Natixis Value Fund.

    . After the Acquisition, the Natixis Value Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    . The Acquisition requires approval by the Natixis Value Fund's shareholders and satisfaction of a number of other conditions. In addition, the Acquisition may be terminated at any time by mutual consent of the Trustees on behalf of each Fund. Shareholders of the Loomis Sayles Value Fund are not being asked to approve the Acquisition.

   The representations, warranties and covenants contained to be made by the parties to the Agreement and Plan of Reorganization will be made only for purposes of that agreement and as of specific dates, will be solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties. The representations and warranties may be made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and Plan of Reorganization and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Trust I, Natixis Value Fund, the Loomis Sayles Trust or Loomis Sayles Value Fund.

   Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust I to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition, subject to any applicable CDSC.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisition will be borne by Natixis Advisors and/or its affiliates, and not by the Funds. The Loomis Sayles Value Fund will pay all governmental fees required in connection with the registration or qualification of its fund shares issued in connection with the Acquisition under applicable state and federal laws. The SEC registration fees incurred by the Loomis Sayles Value Fund will be calculated based on the dollar value of the shares issued in the Acquisition. The Funds will bear any portfolio transaction costs (such as brokerage commissions and transfer taxes) incurred by them in connection with selling securities held by the Natixis Value Fund and purchasing securities to be held by the combined fund. These transaction costs are currently estimated to be $35,000. To the extent these transactions occur before the Acquisition, these costs will be borne by the Acquired Fund; to the extent they occur after, they will be borne by the combined fund. In addition, these transactions may cause the combined fund to realize capital gains or losses after the exchange date. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

  Shares You Will Receive

   If the Acquisition occurs, you will receive shares in the Loomis Sayles Value Fund of the same class as the shares you currently own in the Natixis Value Fund. The shares you receive will have the following characteristics:

    . The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Acquisition.

    . The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption and for determining the conversion of Class B shares to Class A shares, if applicable, the Loomis Sayles Value Fund shares you receive will have the same age characteristics as your Natixis Value Fund shares.

    . The procedures for buying and selling your shares will not change as a result of the Acquisition.

    .  You will have the same exchange options that you currently have.

    . You will have similar voting rights as you currently have, but as a shareholder of the Loomis Sayles Value Fund, a series of the Loomis Sayles Trust. For more information on your voting rights as a Loomis Sayles Value Fund shareholder, see the section "Declarations of Trust."

   Information concerning the capitalization of each of the Natixis Value Fund and the Loomis Sayles Value Fund is provided below under "Capitalization."

  Reasons for the Acquisition

   The Trustees of Trust I, including all Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have determined that the Acquisition would be in the best interests of the Natixis Value Fund and the Natixis Value Fund's shareholders, and that the interests of existing shareholders of the Natixis Value Fund would not be diluted as a result of the Acquisition. The Trustees (including the Independent Trustees) have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the

Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the Loomis Sayles Value Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

   In proposing the Acquisition, Natixis Advisors presented to the Trustees, at a meeting held on March 9, 2007, the following reasons for the Natixis Value Fund to enter into the Acquisition:

    . The Acquisition is intended to permit the Natixis Value Fund's shareholders to exchange their investment for a similar mutual fund with better returns relative to its peer group.

    . Over the past several years, the Natixis Value Fund has not been able to achieve significant net sales to maintain long-term viability and is not expected to do so in the near future. Loomis Sayles and Natixis Advisors believe that the Loomis Sayles Value Fund has better prospects for growth, which may result in economies of scale and decreased Fund expenses.

    . Based on pro forma estimates as of March 31, 2007, shareholders of the Natixis Value Fund are expected to experience lower expenses after the Acquisition.

    . Natixis Value Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Loomis Sayles Value Fund as they currently enjoy as Natixis Value Fund shareholders.

    . Shareholders of the Natixis Value Fund who do not wish to become shareholders of the Loomis Sayles Value Fund may redeem their shares in the Natixis Value Fund in taxable transactions prior to the Acquisition pursuant to the current redemption policy.

    . The Trustees considered the tax consequences of the Acquisition on the Funds and their respective shareholders, including, in particular, the historical and pro forma tax attributes of the Loomis Sayles Value Fund and the Natixis Value Fund and the effect of the Acquisition on certain tax losses of the Funds (see "Federal Income Tax Consequences" below).

   The Trustees were also presented with information comparing the Funds, including information about the management of the Funds, information about the differences in the Funds' investment goals, policies and strategies and performance information.

  Performance Information

   The first bar chart shows the percentage gain or loss for Class A shares of the Natixis Value Fund in each of the last ten calendar years and the second bar chart shows the percentage gain or loss for Class Y shares of the Loomis Sayles Value Fund for each of the last ten calendar years. Although Class Y and Class A, Class B and Class C shares of the Loomis Sayles Value

Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities, returns for Class A, Class B and Class C shares would have been lower than the Class Y returns shown below to the extent their respective expenses differ. Retail Class shares of the Loomis Sayles Value Fund commenced operations on June 30, 2006 and were redesignated as Class A shares on June 1, 2007. Class B and Class C shares of the Loomis Sayles Value Fund commenced operations on June 1, 2007. The bar charts should give you a general idea of how each Fund's return has varied from year to year. The bar charts include the effects of Fund expenses, but not sales charges. Returns would be lower if applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not necessarily an indication of future results.

   Additional discussion of the manner of calculation of total return is contained in the Statement of Additional Information relating to the Acquisition, which is incorporated by reference in this Prospectus/Proxy Statement.

                         Natixis Value Fund (Class A)

        1997  1998   1999  2000  2001   2002    2003   2004  2005   2006
        ----  ----  -----  ----  ----  ------  -----  -----  ----  -----
       20.95% 7.07% -6.92% 2.03% 1.32% -19.48% 31.61% 11.37% 6.21% 19.72%

For period shown in bar chart:

Best quarter: Second Quarter 2003, up 19.43%
Worst quarter: Third Quarter 2002, down 18.55%

The Natixis Value Fund's Class A shares total return year-to-date as of June 30, 2007 was [ ]%.

                      Loomis Sayles Value Fund (Class Y)

     1997    1998   1999  2000   2001   2002    2003   2004   2005   2006
     ----   -----  -----  ----  -----  ------  -----  -----  -----  -----
     29.21% 10.54% -1.33% 7.35% -5.65% -16.69% 26.24% 15.12% 12.80% 24.75%

For period shown in bar chart:

Best quarter: Second Quarter 2003, up 18.11%
Worst quarter: Third Quarter 2002, down 17.93%

The Loomis Sayles Value Fund's Class Y shares total return year-to-date as of June 30, 2007 was [ ]%.

   The following tables list each Fund's average annual total return for Class A, Class B and Class C shares of the Natixis Value Fund and Class Y shares of the Loomis Sayles Value Fund for the one-year, five-year and ten-year periods ending December 31, 2006. The Funds' total returns reflect, on a per class basis, the maximum sales charge that you may be required to pay when you buy or redeem a Fund's shares. See Question 5 under "Questions and Answers" above. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance to that of the Russell 1000 Value Index (the "Index"), an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Funds, the Index is not an investment and is not professionally managed. Unlike the returns of the Funds, the Index does not reflect ongoing management, distribution and operating expenses.

   After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown only for Class A shares of the Natixis Value Fund and Class Y shares of the Loomis Sayles Value Fund. After-tax returns for other classes of the Funds will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Natixis Value Fund

                                         Past 1 Year Past 5 Years Past 10 Years
                                         ----------- ------------ -------------
Class A - Return Before Taxes               12.81%       7.18%         5.83%
   Return After Taxes on Distributions*     10.47%       6.26%         4.38%
   Return After Taxes on Distributions
     and Sale of Fund Shares*               10.66%       6.07%         4.51%
Class B - Return Before Taxes               13.62%       7.33%         5.66%
Class C - Return Before Taxes               17.78%       7.63%         5.66%
Russell 1000 Value Index**                  22.25%      10.86%        11.00%
--------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The returns are shown for only one class of the Fund. After tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the Index do not reflect a deduction for fees, expenses or taxes.

Loomis Sayles Value Fund+

                                         Past 1 Year Past 5 Years Past 10 Years
                                         ----------- ------------ -------------
Class Y - Return Before Taxes               24.75%      11.24%         9.29%
   Return After Taxes on Distributions*     23.67%      10.64%         7.87%
   Return After Taxes on Distributions
     and Sale of Fund Shares*               17.02%       9.60%         7.44%
Russell 1000 Value Index**                  22.25%      10.86%        11.00%
--------
+ The returns shown in the bar chart and table reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on June 1, 2007. The Class Y expenses did not change as a result of the redesignation.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The returns are shown for only one class of the Fund. After tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the Index do not reflect a deduction for fees, expenses or taxes.

  Federal Income Tax Consequences

   The Acquisition is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Acquisition, Ropes & Gray LLP will deliver to the Natixis Value Fund and the Loomis Sayles Value Fund an opinion, which will be based upon certain factual representations and subject to certain qualifications, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

    .  the Acquisition will constitute a "reorganization" within the meaning of
       Section 368(a) of the Code and the Natixis Value Fund and the Loomis Sayles Value Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

    . under Section 361 of the Code, no gain or loss will be recognized by the Natixis Value Fund upon the transfer of its assets to the Loomis Sayles Value Fund in exchange for Loomis Sayles Value Fund shares and the assumption by the Loomis Sayles Value Fund of the Natixis Value Fund's liabilities, or upon the distribution of the Loomis Sayles Value Fund shares by the Natixis Value Fund to its shareholders in liquidation;

    . under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Natixis Value Fund on the distribution of the Loomis Sayles Value Fund shares to them in exchange for their shares of the Natixis Value Fund;

    . under Section 358 of the Code, the aggregate tax basis of the Loomis Sayles Value Fund shares received by the Natixis Value Fund shareholders in connection with the Acquisition will be the same as the aggregate tax basis of the Natixis Value Fund shares exchanged therefore;

    . under Section 1223(1) of the Code, the holding period for the Loomis Sayles Value Fund shares received will include the holding period for the Natixis Value Fund shares exchanged for the Loomis Sayles Value Fund shares, provided that the shareholder held the Natixis Value Fund shares as a capital asset;

    . under Section 1032 of the Code, no gain or loss will be recognized by Loomis Sayles Value Fund upon receipt of the assets transferred to the Loomis Sayles Value Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of the Loomis Sayles Value Fund and the assumption by the Loomis Sayles Value Fund of the liabilities of the Natixis Value Fund;

    . under Section 362(b) of the Code, the Loomis Sayles Value Fund's tax basis in the assets that the Loomis Sayles Value Fund receives from the Natixis Value Fund will be the same as the Natixis Value Fund 's tax basis in such assets immediately prior to the transfer;

    . under Section 1223(2) of the Code, the Loomis Sayles Value Fund's holding period in such assets will include the Natixis Value Fund's holding period in such assets; and

    . Loomis Sayles Value Fund will succeed to and take into account the items of the Natixis Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of Trust I and Loomis Sayles Trust, and will also be based on customary assumptions. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

   While, as noted above, no tax liability for shareholders is expected to arise directly from the Acquisition, differences in the Funds' portfolio turnover rates, and net investment income and net realized capital gains may result in the acceleration of future taxable distributions to shareholders arising indirectly from the merger. Prior to the closing of the Acquisition, the Natixis Value Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains, if any, that have not previously been distributed to shareholders. Such distributions will generally be taxable for U.S. federal income tax purposes to the shareholders of the Natixis Value Fund.

   If Natixis Value Fund has either historic or "built-in" losses at the time of the Transaction, they will be limited by the operation of the tax "loss limitation" rules. In addition, for five years following consummation of the transaction contemplated by the Agreement ("closing"), neither fund will be able to reduce its built-in gains at the time of the reorganization (including for this purpose, in the case of the Loomis Sayles Value Fund, the gains it has recognized during its current fiscal year), in any, by the other fund's built-in losses, if any. The effect of these limitations will depend on the losses and gains in each Fund at the time of the merger and thus cannot be calculated precisely at this time. As of May 31, 2007, neither Fund had any capital loss carryforwards or built-in losses; Natixis Value Fund had approximately $32 million in built-in gain (approximately 24% of its net asset value), and Loomis Sayles Value Fund had $25 million in built-in gain (approximately 24% of its net asset value). If the Transaction had occurred on that date, the combined fund would have had built-in gain of approximately 18% of its net asset value, thus producing a potential tax benefit for the Natixis Value Fund shareholders. The tax impact of the loss limitation rules and the sharing of tax attributions of the two funds will depend on the losses and gains in each Fund at the time of the merger and thus cannot be calculated precisely at this time.

   It is anticipated that a portion of the assets of the Natixis Value Fund may be sold in connection with the Acquisition, either before or after the Acquisition. Capital gain or loss will be recognized on a sale of assets in connection with the Acquisition equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Any net capital gains recognized prior to the Acquisition will, after reduction by any available capital loss carryforwards of the Natixis Value Fund, be distributed to the Natixis Value Fund's shareholders prior to the Acquisition. Any net capital gains recognized from such sales after the Acquisition will, after reduction by any available capital loss carryforwards of the Loomis Sayles Value Fund, be distributed to the Loomis Sayles Value Fund's shareholders after the Acquisition.

   As of June 22, 2007, Loomis Sayles Value Fund had a significant amount (approximately $5.8 million) of net realized capital gains that, unless otherwise offset by capital losses during the remainder of the year, will be distributed to shareholders of the combined fund prior to the end of 2007. If the Acquisition is consummated, shareholders of Natixis Value Fund who do not redeem their shares prior to such distribution may receive a larger capital gain distribution than they would receive if the Acquisition did not occur.

   This description of the federal income tax consequences of the Acquisition does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Acquisition, including the applicability and effect of state, local, foreign and other tax laws.

  Declarations of Trust

   The Natixis Value Fund is governed by the Third Amended and Restated Agreement and Declaration of Trust, as amended, of Natixis Funds Trust I (the "Trust I Declaration of Trust"). The Loomis Sayles Value Fund is governed by the First Amended and Restated Agreement and Declaration of Trust, as amended, of Loomis Sayles Funds II (the "Loomis Declaration of Trust" and, together with the Trust I Declaration of Trust, the "Declarations of Trust"). The
Declarations of Trust are substantially identical to each other, and therefore the Funds are governed by substantially identical provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. In addition, the Trustees of Trust I are also the Trustees of the Loomis Sayles Trust. Additional information about the Declarations of Trust is provided below.

   Powers and Liabilities Relating to Shares. Both Declarations of Trust permit the Trustees, without shareholder approval, to divide shares into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Natixis Value Fund's shares are divided into three classes: Class A, Class B and Class C. Currently, the Loomis Sayles Value Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

   The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. The Declarations of Trust disclaim shareholder liability for acts or obligations of the respective Trust and require that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The Declarations of Trust provide that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his, her or it being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which such person is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

   Shareholder Voting Requirements--Generally. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares. The Declarations of Trust also provide as a general matter that, on any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or class of shares except that, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that the matter materially affects one or more series or classes of shares differently, shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series shall be entitled to vote thereon.

   The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the extent provided in the Declarations of Trust as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to the termination of the Trust or any series or class as provided in the Declaration of Trust, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declaration of Trust, by-laws, applicable law, or as the Trustees may consider necessary or desirable.

   In general, a majority of shares voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two-thirds of the voting interests of the Trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

   The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the respective Trust. Any series or class of shares of the Trusts may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares of such series or class entitled to vote, or by the Trustees with written notice to the shareholders.

   The Declarations of Trust may be amended by the Trustees, except in certain circumstances. Shareholders shall retain the right to vote (i) on any amendment that would impact their voting powers as enumerated in the Declarations of Trust (ii) on any changes to the requirements for amending the Declarations of Trust (iii) on any amendment that may be required by law or the Trusts' registration statements filed with the Securities and Exchange Commission and
(iv) any amendment submitted to them by the Trustees.

   Shareholder Voting Requirements--Merger and Consolidation. The Trust I Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless otherwise required by law. Shareholders of the Loomis Sayles Value Fund are not being asked to approve the Acquisition.

   Trustees and Officers. The Trustees of the Trusts are the same. The Trusts share the same officers, except for Robert J. Blanding, who serves as Chief Executive Officer of the Loomis Sayles Trust but is not an officer of Trust I, and Daniel J. Fuss, who serves as Executive Vice President of Loomis Sayles Trust but is not an officer of Trust I. Messrs. Blanding and Fuss are expected to continue in the capacities noted with the Loomis Sayles Trust following the Acquisition.

   Governing Law. Both Declarations of Trust are governed by Massachusetts law.

  Dividends and Distributions

   The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds expect to distribute substantially all dividends including all net realized long- and short-term capital gains annually, after applying any available cap loss carryovers. To the extent permitted by law, each Fund may adopt a different schedule as long as the payments are made annually.

  Capitalization*

   The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2007, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Natixis Value Fund by Loomis Sayles Value Fund at net asset value as of that date:

                                                                 Loomis Sayles
                                                                  Value Fund
                     Natixis Value Loomis Sayles    Pro Forma      Pro Forma
                         Fund       Value Fund     Adjustments     Combined
                     ------------- ------------- -----------     -------------
Class A
   Net assets        $108,230,236       n/a      $14,894,700(1)  $123,124,936
                     ============       ===      ===========     ============
   Shares
     outstanding       12,332,891       n/a       (6,748,891)(1)    5,584,000
                     ============       ===      ===========     ============
   Net asset value
     per share       $       8.78       n/a               --     $      22.05
                     ============       ===      ===========     ============
Class B
   Net assets        $ 17,512,265       n/a               --     $ 17,512,265
                     ============       ===      ===========     ============
   Shares
     outstanding        2,264,824       n/a       (1,471,737)(2)      793,087
                     ============       ===      ===========     ============
   Net asset value
     per share       $       7.73       n/a               --     $      22.08
                     ============       ===      ===========     ============

                                                                Loomis Sayles
                                                                 Value Fund
                      Natixis   Loomis Sayles     Pro Forma       Pro Forma
                     Value Fund  Value Fund      Adjustments      Combined
                     ---------- ------------- -------------     -------------
Class C
   Net assets        $3,087,256          n/a             --     $  3,087,256
                     ========== ============  =============     ============
   Shares
     outstanding        399,161          n/a       (259,347)(2)      139,814
                     ========== ============  =============     ============
   Net asset value
     per share       $     7.73          n/a             --     $      22.08
                     ========== ============  =============     ============
Retail Class
   Net assets               n/a $ 14,894,700  ($ 14,894,700)(1)           --
                     ========== ============  =============     ============
   Shares
     outstanding            n/a      675,509       (675,509)(1)           --
                     ========== ============  =============     ============
   Net asset value
     per share              n/a $      22.05             --               --
                     ========== ============  =============     ============
Class Y
   Net assets               n/a          n/a   $135,123,518(3)  $135,123,518
                     ========== ============  =============     ============
   Shares
     outstanding            n/a          n/a      6,119,410(3)     6,119,410
                     ========== ============  =============     ============
   Net asset value
     per share              n/a          n/a             --     $      22.08
                     ========== ============  =============     ============
Institutional Class
   Net assets               n/a $135,123,518  ($135,123,518)(3)           --
                     ========== ============  =============     ============
   Shares
     outstanding            n/a    6,119,410     (6,119,410)(3)           --
                     ========== ============  =============     ============
   Net asset value
     per share              n/a $      22.08             --               --
                     ========== ============  =============     ============
--------
* Reflects the pro forma capitalization of the combined fund at March 31, 2007 as though the Acquisition had occurred April 1, 2006 and is for informational purposes only. No assurance can be given as to how many shares of Loomis Sayles Value Fund will be received by the shareholders of the Natixis Value Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Loomis Sayles Value Fund that actually will be received on or after such date.

(1) Class A shares of Natixis Value Fund are exchanged for Retail Class shares of Loomis Sayles Value Fund, which were redesignated as Class A shares effective June 1, 2007.

(2) Class B and C shares of Natixis Value Fund are exchanged for new Class B and C shares of Loomis Sayles Value Fund, established June 1, 2007. Initial per share values for Class B and C are presumed to equal that of Institutional shares.

(3) Represents the redesignation of Loomis Sayles Value Fund Institutional Class shares to Class Y shares effective June 1, 2007.

THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

  Required Vote for the Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding shares of the Natixis Value Fund. Shareholders of the Loomis Sayles Value Fund are not being asked to approve the Acquisition.

   If the Proposal is not approved by shareholders of the Natixis Value Fund, or if for any other reason the Acquisition is not consummated, the Trustees may take such further action as they deem to be in the best interests of the Natixis Value Fund, which may include the liquidation of the Fund.

              INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information

   The Trustees of Trust I are soliciting proxies from the shareholders of the Natixis Value Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on October 12, 2007 at the offices of Natixis Advisors, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about August 15, 2007.

Information About Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Natixis Value Fund or by employees or agents of Natixis Advisors and its affiliated companies. In addition, Computershare has been engaged to assist in the
solicitation of proxies, at a total estimated cost of approximately $[      ],
which will be borne by Natixis Advisors and/or its affiliates.

   Voting Process. You can vote in any one of the following four ways:

    .  By Internet - Use the Internet to vote by visiting [  ].

    . By telephone - Use a touch-tone telephone to call toll-free [ ], which is available 24 hours a day.

    .  By mail - Complete and return the enclosed proxy card(s).

    .  In person - Vote your shares in person at the Meeting.

   Shareholders who owned Natixis Value Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders of the Natixis Value Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

   Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition, will be borne by the Natixis Value Fund or the Loomis Sayles Value Fund. Natixis Advisors and/or its affiliates shall bear all such costs, even in the event that the Acquisition is not approved by the shareholders of the Natixis Value Fund or the Acquisition does not close for any other reason, except that expenses will be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Code.

   Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Trust I, (ii) by properly executing a later-dated proxy or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Natixis Value Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Natixis Value Fund at the Meeting. However, as noted above, the approval of the Proposal will require the vote of a majority of the Fund's outstanding voting shares. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   With respect to Natixis Value Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("Natixis Advisor IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other Natixis Advisor IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in Natixis Advisor IRAs as shares that are present and entitled to vote.

   Adjournments; Other Business. If the Natixis Value Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Natixis Value Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Natixis Value Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust I has previously received written contrary instructions from the shareholder entitled to vote the shares.

                               OTHER INFORMATION

   Portfolio Trades. In placing portfolio trades for the Loomis Sayles Value Fund, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Loomis Sayles or its parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the Loomis Sayles' portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Acquisition.

   Interests of Certain Persons in the Acquisition. Natixis Global Asset Management, L.P. ("Natixis US") (formerly, IXIS Asset Management US Group, L.P.), the parent of Natixis Advisors and Loomis Sayles, is, in the long-term, expected to incur lower expenses as a result of the Acquisition (thereby increasing their net income) and therefore, along with Natixis Advisors and Loomis Sayles, may be considered to have an interest in the transaction.
Mr. Robert J. Blanding and Mr. John T. Hailer, Trustees of the Trusts, are officers of Natixis US or its affiliates whose compensation may be positively affected to the extent Natixis US' profitability increases and/or sales of the Natixis Funds, they may also be considered to have an interest in the transaction. Because Messrs. John E. Pelletier, Michael Kardok, Daniel J. Fuss and Russell L. Kane and Ms. Coleen Downs Dinneen, officers of one or both of the Trusts, are officers of Natixis Advisors or Loomis Sayles, they may also be considered to have similar interests in the transaction.

   Address of the Adviser, Underwriter and Administrator. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The address of Natixis Distributors, L.P. (the principal underwriter of the Funds) is 399 Boylston Street, Boston, Massachusetts 02116. For information about Loomis Sayles, please see Appendix A. Information about Natixis Advisors, the adviser to the Natixis Value Fund, is incorporated by reference into this Prospectus/Proxy statement from the Natixis Value Fund's prospectus.

   Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of August 15, 2007 for each class of the Natixis Value Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust I and their shareholdings in the Natixis Value Fund and about the executive officers and Trustees of the Loomis Sayles Trust and their shareholdings in the Loomis Sayles Value Fund.

   Other Financial and Performance Information. Financial highlights for Loomis Sayles Value Fund are included in Appendix D to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Loomis Sayles Value Fund is included in Appendix E to this Prospectus/Proxy Statement. Other financial information for the Natixis Value Fund, as well as information and commentary about the recent performance of the Natixis Value Fund is incorporated by reference from the Natixis Value Fund's Prospectus and Statement of Additional Information and its Annual Report to Shareholders for the period ending December 31, 2006. The Funds' Annual Reports (which also include the report of independent registered public accounting firm of both the Natixis Value Fund and the Loomis Sayles Value Fund) are available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

   Shareholder Proposals at Future Meetings. Trust I and Loomis Sayles Trust do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

   Contents of the Appendices.

    . Appendix A - Information relating to the Loomis Sayles Value Fund, including information with respect to its investment goal, principal investment strategies and risks, procedures for buying, selling and exchanging shares, pricing of shares, dividends and distributions and certain tax matters.

    . Appendix B - Form of Agreement and Plan of Reorganization relating to the Acquisition.

    . Appendix C - Information regarding the share ownership of the Natixis Value Fund and the Loomis Sayles Value Fund.

    .  Appendix D - Financial highlights for Loomis Sayles Value Fund.

    . Appendix E - Management's discussion of Fund performance as of March 31 2007, for the Loomis Sayles Value Fund.

   Other Information About the Funds. Additional information about the Natixis Value Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Classes A, B and C Prospectus dated May 1, 2007, as supplemented on June 1, 2007, and Statement of Additional Information Parts I and II, dated May 1, 2007, as supplemented on June 11, 2007, for Part I and
Part II, which are available free of charge by calling 800-225-5478.

                                                                     Appendix A

                           LOOMIS SAYLES VALUE FUND

                    INVESTMENT GOALS, STRATEGIES AND RISKS

Investment Goal

The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles' estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may also:

..   invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities

..   invest in real estate investment trusts ("REITs") and Rule 144A securities

..   For temporary defensive purposes, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information", then "Our Fund line-up", the name of the Fund and scroll down to "Portfolio Highlights").

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Currency risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: The risk that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Liquidity risk: The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) commercial paper, structured notes and Rule 144A securities.

Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

                                MORE ABOUT RISK

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, or, if a fund hedges imperfectly, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Futures and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or real estate investment trusts.

Valuation Risk The risk that a fund has valued certain securities at a higher price than the price at which they can be sold.

                    MANAGEMENT OF LOOMIS SAYLES VALUE FUND

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $13.3 billion as of March 31, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). The Loomis Sayles Value Fund along with the Natixis Income and Tax Free Income Funds, Natixis Equity Funds, Natixis Diversified Portfolios and Natixis Cash Management Trust--Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

Adviser - Loomis Sayles

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") (formerly, IXIS Asset Management US Group, L.P.,) which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $104.7 billion in assets under management as of March 31, 2007. Loomis Sayles makes investment decisions for the Fund.

The aggregate advisory fee paid by the Fund during the fiscal year ended September 30, 2006, as a percentage of the Fund's average daily net assets, was 0.47% (after waiver).

A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is available in the Fund's annual report for the fiscal year ended September 30, 2006.

Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. The Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc. and Short

Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc., Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

Portfolio Managers

Arthur Barry

Arthur Barry has served as portfolio manager of the Fund since July 2005.
Mr. Barry, Vice President of Loomis Sayles, began his investment career in 1994 and joined the firm in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President and portfolio manager at State Street Research & Management Company from November 2003 to January 2005 and a Senior Portfolio Manager at INVESCO Capital Management from April 2001 to May 2003. Mr. Barry received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment management experience.

James L. Carroll

James L. Carroll has served as portfolio manager of the Fund since November 2002. Mr. Carroll, Vice President of Loomis Sayles, began his investment career in 1974 and joined the firm in 1996. Mr. Carroll received a B.A. and an M.B.A. from Wayne State University. He holds the designation of Chartered Financial Analyst and has over 32 years of investment experience.

Warren N. Koontz

Warren N. Koontz has served as portfolio manager of the Fund since June 2000. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1984 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from The Ohio State University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Please see the Fund's Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

                            CHOOSING A SHARE CLASS

The Loomis Sayles Value Fund offers Classes A, C and Y shares to the public. Class B shares are not available to the public but will be exchanged as part of the Acquisition. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

    . You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges are Calculated."

    . You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

    . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.

Class C Shares

    . You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

    .  You pay higher annual expenses than Class A shares.

    . You may pay a charge on redemptions if you sell your shares within one year of purchase.

    . Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

    . Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

Certificates will not be issued for any class of shares.

Classes A, B and C Shares

   The following chart shows the investment minimums for various types of accounts:

                                                          Minimum to Open Minimum to Open an Account
Type of Account                                             an Account     Using Investment Builder
---------------                                           --------------- --------------------------
Any account other than those listed below                     $2,500                 $100
For shareholders participating in Natixis Funds'
  Investment Builder Program                                  $1,000                 $ 50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and
  Keogh plans using the Natixis Funds' prototype document     $1,000                 $100
Coverdell Education Savings Accounts                          $  500                 $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis
  Funds' prototype document                                   $    0                 $  0

--------
* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using a Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

       . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

       . Wrap Fee Programs of certain broker-dealers, the adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.

       .  Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.

       . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans invested in the Fund as set forth above.

       . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with the Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information about such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may also purchase Class Y shares of the Funds below the stated minimums.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:

       . Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

       . Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

       . Separate Accounts of New England Financial, MetLife or their affiliates.

                       HOW SALES CHARGES ARE CALCULATED

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                                          CLASS A SHARES**
                         -------------------------------------------------
    Your Investment      As a % of offering price As a % of your investment
    ---------------      ------------------------ -------------------------
    Less than $50,000              5.75%                    6.10%
    $50,000 - $99,999              4.50%                    4.71%
    $100,000 - $249,999            3.50%                    3.63%
    $ 250,000 - $499,999           2.50%                    2.56%
    $500,000 - $999,999            2.00%                    2.04%
    $1,000,000 or more*            0.00%                    0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

--------
* For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund's website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Fund's SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

    . Letter of Intent - By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

    . Cumulative Purchase Discount - You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

    . Combining Accounts - Allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

       Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

       Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

       In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts. The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

    . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

    . Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

    . Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

    . Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;

    . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

    . Clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund) with investments of $25,000 or more in the Natixis Funds.

    . Clients of Natixis Advisors who invest in a Natixis Fund that does not offer class Y Shares.

In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

                   Class B Contingent Deferred Sales Charges

                  Year Since Purchase CDSC on Shares Being Sold
                --------------------- -------------------------
                        1st                     5.00%
                        2nd                     4.00%
                        3rd                     3.00%
                        4th                     3.00%
                        5th                     2.00%
                        6th                     1.00%
                     thereafter                 0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC), (2) to make payments through a systematic withdrawal plan, or (3) due to shareholder death or disability. Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.

(except the Money Market Fund).

                   Class C Contingent Deferred Sales Charges

                  Year Since Purchase CDSC on Shares Being Sold
                --------------------- -------------------------
                        1st                     1.00%
                     thereafter                 0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC), (2) to make payments through a systematic withdrawal plan, or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

    .  is calculated based on the number of shares you are selling;

    . is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

    . is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

    . applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:

    .  increases in net asset value above the purchase price; or

    . shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of the Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Class Y Shares

Class Y shares are not subject to any front-end sales charge or CDSC.

Self-Servicing Your Account (for classes A, B and C shares only)

Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line(R)

800-225-5478, press 1

Natixis Funds Web Site

www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

..   purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

..   review your account balance, recent transactions, Fund prices and recent performance;

..   order duplicate account statements; and

..   obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

                     BUYING, SELLING AND EXCHANGING SHARES

  Buying Shares

                            Opening an Account        Adding to an Account
                         ------------------------   ------------------------
   Through Your Investment Dealer

                         . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.

   By Mail

                         .  Make out a check in     .  Make out a check in
                            U.S. dollars for the       U.S. dollars for the
                            investment amount,         investment amount,
                            payable to "Natixis        payable to "Natixis
                            Funds." Third party        Funds." Third party
                            checks, "starter"          checks, "starter"
                            checks and credit          checks and credit
                            card convenience           card convenience
                            checks will not be         checks will not be
                            accepted.                  accepted.

   [envelope icon]       .  Mail the check with     .  Complete the
                            your completed             investment slip from
                            application to             an account statement
                            Natixis Funds, P.O.        or include a letter
                            Box 219579, Kansas         specifying the Fund
                            City, MO 64121-9579.       name, your class of
                                                       shares, your account
                                                       number and the
                                                       registered account
                                                       name(s).

                         .  Shares purchased by     .  Shares purchased by
                            check may not be           check may not be
                            available immediately      available immediately
                            for redemption. See        for redemption. See
                            the section "Selling       the section "Selling
                            Restrictions."             Restrictions."

   By Exchange (See the section "Exchanging Shares" for more details.)

   [exchange icon]       .  Call your investment    .  Call your investment
                            dealer or Natixis          dealer or Natixis
                            Funds at 800-225-5478      Funds at 800-225-5478
                            or visit                   or (for Classes A, B
                            www.funds.natixis.com      and C shares) visit
                            (for Classes A, B and      www.funds.natixis.com
                            C shares) to 1)            to request an
                            obtain a current           exchange.
                            prospectus for the
                            Fund into which you
                            are

                            Opening an Account          Adding to an Account
                         ------------------------     ------------------------
                            exchanging, and 2)
                            request an exchange.
   By Wire
   [wire icon]           .  Opening an account by     .  Visit
                            wire is not available        www.funds.natixis.com
                            (for Classes A, B and        to add shares to your
                            C shares).                   account by wire (for
                                                         Classes A, B and C
                         .  Mail your completed          shares). Instruct
                            application to               your bank to transfer
                            Natixis Funds, P.O.          funds to State Street
                            Box 219579, Kansas           Bank & Trust Company,
                            City, MO 64121-9579          ABA #011000028, and
                            and (2) call Natixis         DDA #99011538.
                            Funds to obtain an
                            account number and        .  Specify the Fund
                            wire transfer                name, your class of
                            instructions. Your           shares, your account
                            bank may charge you          number and the
                            for such a transfer          registered account
                            (for Class Y shares          name(s). Your bank
                            only).                       may charge you for
                                                         such a transfer.

   Through Automated Clearing House ("ACH")

   [ACH icon]                                         .  Call Natixis Funds at
                         .  Although you cannot          800-225-5478 or (for
                            open an account              Classes A, B and C
                            through ACH, you may         shares) visit
                            add this feature by          www.funds.natixis.com
                            selecting it on your         to add shares to your
                            account application.         account through ACH.

                         .  Ask your bank or          .  If you have not
                            credit union whether         signed up for the ACH
                            it is a member of the        system, please call
                            ACH system.                  Natixis Funds or
                                                         visit
                                                         www.funds.natixis.com
                                                         for a Service Options
                                                         Form. A medallion
                                                         signature guarantee
                                                         may be required to
                                                         add this privilege.

                                                      .  Shares purchased
                                                         through ACH may not
                                                         be available
                                                         immediately for
                                                         redemption. See the
                                                         section "Selling
                                                         Restrictions."

                             Opening an Account        Adding to an Account
                          ------------------------  --------------------------
Automatic Investing Through Investment Builder (for Classes A, B and C shares)

[builder icon]            .  Although you cannot    .  Please call Natixis
                             open an account           Funds at 800-225- 5478
                             through Investment        or visit
                             Builder, you may add      www.funds.natixis.com
                             this feature by           for a Service Options
                             selecting it on your      Form. A medallion
                             application.              signature guarantee may
                                                       be required to add this
                          .  Ask your bank or          privilege.
                             credit union whether
                             it is a member of the  .  See the section
                             ACH system.               "Additional Investor
                                                       Services."

  Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer

                 . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.

 By Mail

                 . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."

 [envelope icon] .  The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

                 . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9/th/ Street, Kansas City, MO 64105-1514.

                 . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.

 By Exchange (See the section "Exchanging Shares" for more details.)

                 .  Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer, Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.

[exchange icon]
                  . Call Natixis Funds or (for Classes A, B and C shares) visit www.funds.natixis.com to request an exchange.

By Wire

                  . Complete the "Bank Information" section on your account application.

[wire icon]
                  . Call Natixis Funds at 800-225-5478 or (for Classes A, B and C shares) visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                  . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  . Ask your bank or credit union whether it is a member of the ACH system.

                  . Complete the "Bank Information" section on your account application.

[ACH icon]
                  . If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required for this privilege.

                  . Call Natixis Funds (for Classes A, B and C shares) or visit www.funds.natixis.com to request an ACH redemption.

                  . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

[telephone icon]  .  Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (for Classes A, B and C shares)(See the section
  "Additional Investor Services" for more details.)

                  . Call Natixis Funds at 800-225-5478 or your financial representative for more information.

[systematic icon]
                  . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

..  your address of record has been changed within the past 30 days;

.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

.. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

..  a financial representative or securities dealer;

..  a federal savings bank, cooperative, or other type of bank;

..  a savings and loan or other thrift institution;

..  a credit union; or

..  a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC and conversion into Class A shares, if applicable, for Class B and Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing." Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above.

Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners.

Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided.

The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund described in this Prospectus:

Restriction                              Situation
---------------------------------------  -------------------------------------

The Fund may suspend the right of        .  When the New York Stock Exchange
redemption or postpone payment for more     (the "Exchange") is closed (other
than 7 days:                                than a weekend/holiday)

                                         .  During an emergency

                                         .  During any other period permitted
                                            by the SEC

The Fund reserves the right to suspend   .  With a notice of a dispute between
account services or refuse transaction      registered owners or death of a
requests:                                   registered owner

                                         .  With suspicion/evidence of a
                                            fraudulent act

The Fund may pay the redemption price    .  When it is detrimental for the
in whole or in part by a distribution       Fund to make cash payments as
in kind of readily marketable               determined in the sole discretion
securities in lieu of cash or may take      of the adviser
up to 7 days to pay a redemption
request in order to raise capital:

The Fund may withhold redemption         .  When redemptions are made within
proceeds for 10 days:                       10 calendar days of purchase by
                                            check or ACH

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind.

                          HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ----------------------------------------------------------------------
                                      Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by the Fund after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Fund prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.

.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. Short-term obligations (purchased with an original or remaining maturity of 60 days or less) -- amortized cost (which approximates market value).

.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

..  Options -- last sale price, or if not available, last offering price.

.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund generally declares and pays dividends annually. The Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

.. Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."

.. Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

..  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                               TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Fund. Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning on or before December 31, 2010, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of the Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of the Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Although, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains. The Fund does not intend to make such designations.

Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of U.S. real property interests will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

                      COMPENSATION TO SECURITIES DEALERS

As part of its business strategies, the Fund pays securities dealers and other financial institutions (collectively, "dealers") that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." Each class of Fund shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, the Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

                         ADDITIONAL INVESTOR SERVICES

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Fund's automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan (for Classes A, B and C shares)

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

                                                                     Appendix B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of October 8, 2007, by and between Natixis Value Fund (the "Acquired Fund"), a series of Natixis Funds Trust I, a Massachusetts business trust (the "Trust"), and Loomis Sayles Value Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II, a Massachusetts business trust (the "Loomis Trust").

                            PLAN OF REORGANIZATION

   (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, Class B, Class C and Class Y shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having for each such class an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to such class transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to such class assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

   (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Merger Shares of each class (consisting in the case of each shareholder of Merger Shares of the same designated class as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

   (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                   AGREEMENT

   The Loomis Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Loomis Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of shares of the Loomis Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Loomis Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Loomis Trust. Each of the Loomis Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     b. The Loomis Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a portfolio of investments (indicating their market values) of the Acquiring Fund as of and for the period ended March 31, 2007 have been furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     d. Since March 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

     e. The Loomis Trust is not in violation in any material respect of any provisions of its First Amended and Restated Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Loomis Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

     f. The prospectuses and statement of additional information of the Acquiring Fund, each dated June 1, 2007, and each as from time to time amended or supplemented (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to the Loomis Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     g. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened against the Loomis Trust or the Acquiring Fund, which assert liability on the part of the Loomis Trust or the Acquiring Fund. Neither the Loomis Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     h. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2007, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2007, whether or not incurred in the ordinary course of business.

     i. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports (giving effect to extensions) which, to the knowledge of the officers of the Loomis Trust, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid, except as previously disclosed to the Acquired Fund.

     j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     k. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section l(r) herein) or the Acquiring Fund Prospectus.

     l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), except as previously disclosed to the Acquired Fund, or the Acquiring Fund or its investment adviser has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     m. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

     n. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     o. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B, Class C and Class Y shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     p. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund Prospectus and the Registration Statement.

     q. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus and the Registration Statement.

     r. The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Loomis Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement
         (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Loomis Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (r) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

2. Representations, Warranties and Agreements of the Acquired Fund. The Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

     b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended June 30, 2007 have been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     d. Since June 30, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

     e. The Trust is not in violation in any material respect of any provision of its Third Amended and Restated Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

     f. The prospectuses and the statement of additional information of the Acquired Fund, each dated May 1, 2007, and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

     h. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

     i. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund (the "Acquired Fund Registration Statement") or the Acquired Fund Proxy Statement.

     k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of June 30, 2007, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2007, whether or not incurred in the ordinary course of business.

     l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports (giving effect to extensions) which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

     m. The Trust has and, at the Exchange Date, the Trust, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2007, referred to in Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

     o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

     p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

     q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

     r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), except as previously disclosed to the Acquiring Fund, or the Acquired Fund or its investment adviser has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the registration statement of the Trust, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Acquired Fund Prospectus.

     t.  The Acquired Fund Proxy Statement, on the date of its filing
         (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

     u. The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

     v. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and as of July 3, 2007 was accurate and complete in all material respects and complied with federal securities and other laws and regulations applicable thereto in all material respects.

3.  Reorganization.

     a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if any) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Acquiring Fund Prospectus and the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of each such class of Merger Shares, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

     a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

5.  Expenses, Fees, etc.

    a. Except as otherwise provided in this Section 5, Natixis Asset Management Advisors, L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

    b. In the event the transactions contemplated by this Agreement are not consummated, then Natixis Asset Management Advisors, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

    c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

    d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116, as of the close of business on October 26, 2007, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7.  Meeting of Shareholders; Dissolution.

     a. The Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

     b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Third Amended and Restated Agreement and Declaration of Trust of the Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2007, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of June 30, 2007 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

     b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent registered public accounting firm of the Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund
         (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2006, and for any taxable year or period beginning on January 1, 2007 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

     d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     e.  That the Acquiring Fund shall have received an opinion of Ropes &
         Gray LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Third Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Loomis Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund;
         (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Third Amended and Restated Agreement and Declaration of Trust or By-Laws of the Trust, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which the Trust or the Acquired Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Third Amended and Restated Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Trust, such counsel may rely upon a certificate of an officer of the Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or "Blue Sky" laws; (vi) the Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, the Acquired Fund Proxy Statement, or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees, and its officers.

     f.  That the Acquiring Fund shall have received an opinion of Ropes &
         Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under
         Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

    h. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

    j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code, computed in each case without regard to any deduction for dividends paid, and
       (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on December 31, 2006, and for any taxable year or period beginning on January 1, 2007 and ending on or prior to the Exchange Date.

    k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

     o. That the Acquiring Fund shall have received from the independent registered public accounting firm of the Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

     p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     q.  That the Acquiring Fund shall have received an opinion of Ropes &
         Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

     r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since March 31, 2007, other than changes occurring in the ordinary course of business.

     b. That the Loomis Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange

         Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

     c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

     d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     e.  That the Acquired Fund shall have received an opinion of Ropes &
         Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) the Loomis Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the First Amended and Restated Agreement and Declaration of Trust and By-Laws of the Loomis Trust; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in the Registration Statement, nonassessable by Loomis Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Loomis Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Loomis Trust and the Acquiring Fund enforceable against the Loomis Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the First Amended and Restated Agreement and Declaration of Trust or By-Laws of the Loomis Trust, or any provision of any agreement known to such counsel to which the Loomis Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Loomis Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the First Amended and Restated Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Loomis Trust, such counsel may rely upon a certificate of an officer of the Loomis Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Loomis Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or "Blue Sky" laws; (vi) the Loomis Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Loomis Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration

         Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

     f.  That the Acquired Fund shall have received an opinion of Ropes &
         Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

     g. That all actions taken by the Loomis Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

     h. That the Loomis Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     j. That the Registration Statement on Form N-1A of the Loomis Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

     a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Loomis Trust and the Trustees and officers of the Loomis Trust (for purposes of this Section 10(a), the "Loomis Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Loomis Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Loomis Trust Indemnified Parties may be involved or with which any one or more of the Loomis Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Loomis Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Loomis Trust Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Loomis Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Loomis Trust Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Loomis Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Loomis Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this
         Section 10(a) to indemnify and hold harmless the Loomis Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
         Section 10(a) without the necessity of the Loomis Trust Indemnified Parties' first paying the same.

     b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Trust and the Trustees and officers of the Trust (for purposes of this Section 10(b), the "Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Trust Indemnified Parties may be involved or with which any one or more of the Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this

         Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Loomis Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Loomis Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Loomis Trust or the Acquiring Fund. The Trust Indemnified Parties will notify the Loomis Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this
         Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust Indemnified Parties' first paying the same.

11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust or the Loomis Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

   "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO LOOMIS SAYLES VALUE FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

16. Declaration of Trust.

     a. A copy of the First Amended and Restated Agreement and Declaration of Trust of the Loomis Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Loomis Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Loomis Trust individually but are binding only upon the assets and property of the Acquiring Fund.

     b. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund.

                                  *  *  *  *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

NATIXIS FUNDS TRUST I,
on behalf of its Natixis Value Fund

By:
       -------------------------------
Name:  John T. Hailer
Title: President

LOOMIS SAYLES FUNDS II,
on behalf of its Loomis Sayles Value Fund

By:
       -------------------------------
Name:  John T. Hailer
Title: President

Agreed and accepted as to Section 5 only:

NATIXIS ASSET MANAGEMENT ADVISORS,L.P.

By: Natixis Asset Management DistributionCorporation, its general partner

By:
       -------------------------------
Name:  John T. Hailer
Title: President and CEO

                                                                     Appendix C

                 SHARES OUTSTANDING AND OWNERSHIP INFORMATION

Shares Outstanding of the Natixis Value Fund (unaudited)

   As of August 15, 2007, the number of shares outstanding of each class of shares of the Natixis Value Fund entitled to vote at the Meeting:

                                              Number of
                                    Class Shares Outstanding
                                    ----- ------------------
Natixis Value Fund                    A
                                      B
                                      C

Ownership of Shares (unaudited)

   As of August 15, 2007, (i) the Trustees and officers of Trust I, as a group, owned less than one percent of each class of shares of the Natixis Value Fund, and (ii) the Trustees and officers of Loomis Sayles Trust, as a group, owned less than one percent of each class of shares of the Loomis Sayles Value Fund. As of August 15, 2007, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund.

                                                                     Percentage
                                                                     of Shares
                                      Name and Address   Number of    of Class
Fund and Class                        of Record Owner** Shares Owned   Owned
--------------                        ----------------- ------------ ----------
Natixis Value Fund
Loomis Sayles Value Fund
--------
* Such ownership may be beneficially held by individuals or entities other than the owner listed.
** Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

Ownership of Shares Upon Consummation of Acquisition (unaudited)

   As of August 15, 2007, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Acquisition.

                                                     Percentage of Shares Owned
                                    Name and Address    Upon Consummation of
Fund and Class                      of Record Owner         Acquisition*
--------------                      ---------------- --------------------------
Loomis Sayles Value Fund
--------
* The column captioned "Percentage of Shares Owned Upon Consummation of Acquisition" assumes the Acquisition was consummated on August 15, 2007 and is for informational purposes only. No assurances can be given as to how many shares of the Loomis Sayles Value Fund will be received by the shareholders of the Natixis Value Fund on the actual date on which the Acquisition will take place and the foregoing should not be relied upon to reflect the number of shares of the Loomis Sayles Value Fund that actually will be received on or after such date.
** Such ownership may be beneficially held by individuals or entities other than the owner listed.

                                                                     Appendix D

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Retail Class and Institutional Class shares of the Fund were redesignated as Class A and Class Y shares, respectively, on June 1, 2007. The information for the annual periods ended September 30, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The information for the six month period ended March 31, 2007, is unaudited and is included in the Fund's semiannual report to shareholders. Both the annual report and semiannual report are incorporated by reference into the SAI, and are available free of charge upon request from the Distributor.

                                    Income (loss) from investment operations:           Less distributions:
                          Net asset ----------------------------------------   -------------------------------------
                           value,                      Net                     Dividends  Distributions
                          beginning    Net         realized and   Total from    from net    from net
                           of the   investment      unrealized    investment   investment   realized        Total
                           period   income/(c)/    gain (loss)    operations     income   capital gains distributions
                          --------- ----------     ------------   ----------   ---------- ------------- -------------
Loomis Sayles Value Fund
------------------------
Retail Class*
3/31/2007/(e)/             $21.04     $0.09           $ 1.97        $ 2.06       $(0.14)     $(0.91)       $(1.05)
9/30/2006**                 19.69      0.02             1.33          1.35           --          --            --

Institutional Class***
3/31/2007/(e)/             $21.05     $0.14           $ 1.95        $ 2.09       $(0.15)     $(0.91)       $(1.06)
9/30/2006                   18.72      0.22             3.17          3.39        (0.27)      (0.79)        (1.06)
9/30/2005                   15.95      0.20             2.83          3.03        (0.26)         --         (0.26)
9/30/2004                   13.52      0.21             2.39          2.60        (0.17)         --         (0.17)
9/30/2003                   11.17      0.15             2.29          2.44        (0.09)         --         (0.09)
9/30/2002                   13.90      0.13            (2.42)        (2.29)       (0.16)      (0.28)        (0.44)

--------
* Retail Class shares of the Loomis Sayles Value Fund were redesignated as Class A shares effective June 1, 2007.
**  From commencement of Class operations on June 30, 2006, through
    September 30, 2006.
*** Institutional Class shares of the Loomis Sayles Value Fund were redesignated as Class Y shares effective June 1, 2007.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.
(e) For the six months ended March 31, 2007 (Unaudited).
(f) Includes expense recapture of 0.02% and 0.06% for the Institutional Class and the Retail Class, respectively.

                                                                  Ratios to average net assets:
                                                             ----------------------------------------
                          Net asset              Net assets,                                  New
                            value,     Total     end of the        Net          Gross      investment    Portfolio
                            end of   return/(a)/   period    Expenses/(b)(d) Expenses/(d)/ income/(d)/ turnover rate
                          the period    (%)         (000)         /(%)           (%)          (%)           (%)
                          ---------- ----------  ----------- --------------- ------------  ----------  -------------
Loomis Sayles Value Fund
------------------------
Retail Class*
3/31/2007/(e)/              $22.05       9.8      $ 14,895        1.10/(f)/      1.10/(f)/    0.80          19
9/30/2006*                   21.04       6.9           466        1.10           8.65         0.42          36

Institutional Class**
3/31/2007/(e)/              $22.08      10.0      $135,124        0.72/(f)/      0.72/(f)/    1.26          19
9/30/2006                    21.05      18.9        71,147        0.85           0.91         1.13          36
9/30/2005                    18.72      19.2        37,255        0.85           0.92         1.13          34
9/30/2004                    15.95      19.4        33,563        0.85           0.93         1.38          47
9/30/2003                    13.52      22.0        37,959        0.85           0.92         1.23          56
9/30/2002                    11.17     (17.2)       33,025        0.85           0.90         0.90          66

                                                                     Appendix E

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                             AS OF MARCH 31, 2007

Loomis Sayles Value Fund

PORTFOLIO REVIEW

Strong, bottom-up stock selection continued to drive the Fund's performance, which outpaced the Benchmark, Russell 1000 Value Index, for the six months ended March 31, 2007.

We decreased the Fund's market-sensitive exposure by reducing the Fund's weighting in financial services. These stocks had performed well throughout the last two years, so taking profits seemed prudent. Additionally, we increased our consumer staples exposure by adding Coca-Cola Enterprises to the Portfolio. The stock was selling near the bottom of a 10-year valuation range, and given the low expectations, we believe downside risk is limited. We also believe the company's new CEO may be the catalyst to move the stock upward.

Most sectors contributed positively to the Fund's six-month return, led by the consumer discretionary sector. The majority of our holdings in this area generated double-digit returns, including OSI Restaurant Partners, Dollar General, DIRECTV and News Corp. Utilities stocks also performed well, due to a favorable backdrop of low interest rates and slowing economic growth, combined with growing demand for electricity and the likelihood of strong future infrastructure investment.

One of the Fund's top-performing utilities stocks, AT&T, continued its run of solid performance after completing its BellSouth acquisition late in 2006. This leading US phone company expects double-digit sales growth annually in Asia throughout the next few years, thanks to robust demand in India and China.

Poor performers were stock-specific, rather than sector-wide. For example, our position in Motorola detracted from performance. The company's cell phone business continued to struggle, due to increasing pressure to match the success of the RAZR line. The company cut sales forecasts, and in January announced 3,500 corporate-wide layoffs. Office Depot also detracted from performance after announcing weak sales in its technology division.

OUTLOOK

Near term, we expect an ongoing pattern of encouraging and discouraging economic news to keep the market in check. Media attention is likely to remain focused on the ups and downs of oil prices, the subprime mortgage market, housing trends and consumer spending. But we believe the most important market driver is likely to be corporate earnings growth, which most market participants expect to slow to a more "normalized" level, as the economy moves from recovery to a sustainable-growth mode. Although this is a positive factor for the longer-term health of the market, it may create short-term challenges for stock forecasting and analysis. As such, the market is likely to climb at least one wall of worry during the adjustment period. We continue to expect the economy to ease into a "soft landing," and we believe the market may begin discounting normalized economic growth during the second half of the year. Although the path may be bumpy, earnings growth of approximately 5%, coupled with modest P/E expansion, should help generate high single-digit market gains for the year.

Fund Facts

Arthur Barry, CFA, Manager since July 2005

James Carroll, Manager since November 2002

Warren Koontz, Manager since June 2000

SYMBOL | Institutional: LSGIX; Retail: LSVRX

OBJECTIVE | Long-term growth of capital and income

STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies, although it may invest in companies of any size

FUND INCEPTION DATE | 5/13/91

COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;

Retail: 6/30/06

TOTAL NET ASSETS | $150.0 million

Investment Results through March 31, 2007

                                                                             Since
                                       6 Months* 1 Year 5 Years 10 Years Inception (a)
                                       --------- ------ ------- -------- -------------
Loomis Sayles Value: Institutional
                                         9.98%   18.11%  11.14%   9.20%      11.31%
Loomis Sayles Value: Retail (a)
                                         9.82    17.83   10.86    8.85       10.72
Russell 1000 Value Index (b)
                                         9.34    16.83   10.25   10.85       12.95
Lipper Large-Cap Value Funds Index (b)
                                         7.82    14.14    7.42    8.43       10.89

Expense Ratio: Gross (before waivers and reimbursements)**

Institutional:                                0.91% Retail: 8.65%

Expense Ratio: Net (after waivers and reimbursements)**

Institutional:                                0.85% Retail: 1.10%
--------
*   Not annualized
**  As stated in the most recent prospectus

Cumulative Performance

Inception to March 31, 2007(c)(d)

                               Russell 1000  Lipper Large-Cap
                Loomis Sayles     Value        Value Funds
                 Value Fund   Index(a)(b)(d)   Index(a)(b)
                ------------- -------------- ----------------
5/13/1991         $100,000       $100,000        $100,000
5/31/1991          105,500        103,721         104,178
6/30/1991           99,497         99,351          98,936
7/31/1991          102,800        103,502         103,543
8/31/1991          105,298        105,371         106,080
9/30/1991          102,497        104,581         105,274
10/31/1991         102,897        106,319         107,264
11/30/1991          96,199        100,860         102,764
12/31/1991         107,156        109,312         113,886
1/31/1992          110,617        109,496         113,049
2/29/1992          112,951        112,182         115,088
3/31/1992          110,308        110,549         112,511
4/30/1992          112,845        115,324         114,580
5/31/1992          113,048        115,886         115,467
6/30/1992          110,606        115,175         112,930
7/31/1992          115,075        119,370         117,320
8/31/1992          111,714        115,701         114,916
9/30/1992          112,530        117,299         116,271
10/31/1992         113,543        117,404         117,054
11/30/1992         119,844        121,257         121,870
12/31/1992         122,241        124,162         123,741
1/31/1993          124,992        127,760         125,160
2/28/1993          126,154        132,219         126,382
3/31/1993          128,488        136,124         130,055
4/30/1993          125,096        134,378         127,630
5/31/1993          127,848        137,081         131,080
6/30/1993          127,746        140,118         131,672
7/31/1993          126,788        141,662         131,283
8/31/1993          131,872        146,779         136,593
9/30/1993          131,133        147,025         137,084
10/31/1993         133,992        146,902         139,445
11/30/1993         132,089        143,848         137,227
12/31/1993         136,752        146,595         140,156
1/31/1994          142,003        152,106         144,725
2/28/1994          140,583        146,919         141,245
3/31/1994          134,777        141,443         135,380
4/30/1994          137,513        144,155         137,064
5/31/1994          139,040        145,822         139,042
6/30/1994          134,771        142,329         135,692

                                               Lipper
                               Russell 1000   Large-Cap
                Loomis Sayles     Value      Value Funds
                 Value Fund   Index(a)(b)(d) Index(a)(b)
                ------------- -------------- -----------
7/31/1994          139,475       146,761       139,650
8/31/1994          145,611       150,983       145,312
9/30/1994          140,573       145,980       141,527
10/31/1994         140,348       148,017       143,846
11/30/1994         133,780       142,048       138,841
12/31/1994         135,533       143,698       140,414
1/31/1995          138,406       148,122       142,943
2/28/1995          145,990       153,985       148,258
3/31/1995          149,903       157,372       151,734
4/30/1995          155,524       162,349       156,145
5/31/1995          162,181       169,168       161,933
6/30/1995          163,332       171,460       165,446
7/31/1995          169,653       177,429       170,676
8/31/1995          170,569       179,936       171,713
9/30/1995          175,959       186,443       177,881
10/31/1995         171,596       184,592       176,458
11/30/1995         179,403       193,941       184,102
12/31/1995         183,278       198,815       187,091
1/31/1996          188,685       205,010       192,845
2/29/1996          190,327       206,560       195,012
3/31/1996          192,344       210,072       197,121
4/30/1996          192,344       210,880       199,801
5/31/1996          195,999       213,517       203,502
6/30/1996          196,371       213,691       203,620
7/31/1996          189,203       205,615       195,633
8/31/1996          193,725       211,496       200,717
9/30/1996          203,373       219,903       210,552
10/31/1996         208,925       228,405       214,999
11/30/1996         223,508       244,968       230,400
12/31/1996         222,077       241,842       226,502
1/31/1997          233,759       253,566       237,933
2/28/1997          235,325       257,292       239,840
3/31/1997          227,347       248,041       230,675
4/30/1997          235,327       258,462       240,938
5/31/1997          249,565       272,900       254,822
6/30/1997          261,818       284,607       265,456
7/31/1997          284,675       306,019       285,462
8/31/1997          275,679       295,116       273,249
9/30/1997          289,739       312,953       287,234
10/31/1997         279,019       304,209       278,568
11/30/1997         287,278       317,659       287,704
12/31/1997         286,962       326,932       290,996
1/31/1998          287,622       322,306       291,413
2/28/1998          306,662       344,004       310,584
3/31/1998          315,923       365,045       324,387
4/30/1998          318,514       367,486       327,685
5/31/1998          312,972       362,037       322,110
6/30/1998          312,471       366,677       328,135
7/31/1998          298,472       360,206       322,445
8/31/1998          256,507       306,601       278,440
9/30/1998          274,078       324,199       291,822
10/31/1998         297,347       349,311       315,192
11/30/1998         307,605       365,585       331,279
12/31/1998         317,172       378,028       344,076
1/31/1999          316,442       381,047       349,796
2/28/1999          307,107       375,669       341,785
3/31/1999          318,286       383,443       352,161
4/30/1999          341,171       419,257       372,913
5/31/1999          339,158       414,648       366,547

                                               Lipper
                               Russell 1000   Large-Cap
                Loomis Sayles     Value      Value Funds
                 Value Fund   Index(a)(b)(d) Index(a)(b)
                ------------- -------------- -----------
6/30/1999          347,773       426,687       382,705
7/31/1999          334,940       414,195       371,840
8/31/1999          320,839       398,823       365,064
9/30/1999          302,904       384,885       351,561
10/31/1999         314,263       407,038       368,492
11/30/1999         312,283       403,855       369,777
12/31/1999         312,970       405,805       381,164
1/31/2000          299,481       392,566       365,052
2/29/2000          275,403       363,400       349,700
3/31/2000          303,218       407,740       381,722
4/30/2000          301,975       402,995       377,472
5/31/2000          307,169       407,244       377,754
6/30/2000          299,920       388,631       373,583
7/31/2000          298,660       393,498       371,895
8/31/2000          318,790       415,393       393,420
9/30/2000          313,817       419,197       387,209
10/31/2000         325,648       429,494       390,302
11/30/2000         318,581       413,552       373,573
12/31/2000         335,976       434,271       388,615
1/31/2001          340,377       435,941       391,848
2/28/2001          331,153       423,819       372,962
3/31/2001          318,768       408,842       358,467
4/30/2001          334,100       428,893       378,777
5/31/2001          339,546       438,527       384,873
6/30/2001          333,672       428,801       374,414
7/31/2001          330,936       427,889       371,863
8/31/2001          318,559       410,750       354,446
9/30/2001          291,705       381,841       326,785
10/31/2001         293,805       378,555       328,915
11/30/2001         310,082       400,562       350,014
12/31/2001         316,996       409,997       355,289
1/31/2002          314,175       406,838       348,734
2/28/2002          312,667       407,491       346,804
3/31/2002          323,266       426,770       362,115
4/30/2002          315,282       412,133       346,679
5/31/2002          317,457       414,199       347,146
6/30/2002          294,315       390,417       322,938
7/31/2002          269,651       354,124       295,042
8/31/2002          272,887       356,798       297,028
9/30/2002          241,532       317,126       262,697
10/31/2002         258,826       340,621       281,973
11/30/2002         274,821       362,079       299,650
12/31/2002         264,076       346,352       285,380
1/31/2003          257,976       337,968       278,585
2/28/2003          247,940       328,958       271,616
3/31/2003          246,626       329,504       271,441
4/30/2003          266,677       358,508       294,358
5/31/2003          286,278       381,650       312,476
6/30/2003          291,288       386,422       316,052
7/31/2003          292,802       392,176       320,454
8/31/2003          298,688       398,287       325,869
9/30/2003          294,536       394,401       322,209
10/31/2003         309,145       418,538       339,986
11/30/2003         315,235       424,216       344,168
12/31/2003         333,330       450,364       365,279
1/31/2004          337,729       458,283       370,813
2/29/2004          345,227       468,105       378,633
3/31/2004          344,122       464,008       374,103
4/30/2004          337,722       452,668       367,208

                                               Lipper
                               Russell 1000   Large-Cap
                Loomis Sayles     Value      Value Funds
                 Value Fund   Index(a)(b)(d) Index(a)(b)
                ------------- -------------- -----------
5/31/2004          343,024       457,284       369,891
6/30/2004          349,644       468,089       378,034
7/31/2004          344,574       461,496       368,935
8/31/2004          345,884       468,059       371,608
9/30/2004          351,625       475,314       375,999
10/31/2004         355,388       483,215       380,005
11/30/2004         374,330       507,646       396,504
12/31/2004         383,726       524,645       409,095
1/31/2005          379,466       515,333       401,162
2/28/2005          390,888       532,411       412,419
3/31/2005          386,198       525,106       405,716
4/30/2005          379,246       515,701       397,685
5/31/2005          388,424       528,116       406,985
6/30/2005          395,377       533,898       411,112
7/31/2005          413,050       549,345       424,509
8/31/2005          412,843       546,955       422,672
9/30/2005          419,119       554,635       426,748
10/31/2005         412,413       540,548       417,847
11/30/2005         428,744       558,318       432,221
12/31/2005         432,860       561,653       434,709
1/31/2006          450,867       583,466       447,397
2/28/2006          457,044       587,028       448,197
3/31/2006          464,128       594,980       453,858
4/30/2006          477,170       610,100       465,137
5/31/2006          466,768       594,689       453,774
6/30/2006          466,301       598,493       454,102
7/31/2006          476,980       613,039       461,048
8/31/2006          485,517       623,299       469,552
9/30/2006          498,529       635,724       480,475
1/31/2007          550,062       695,376       520,793
2/28/2007          537,411       684,535       511,506
3/31/2007          548,320       695,118       518,036

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.
--------
(a) Index performance is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. Performance shown for periods prior to the inception date of the Retail Class (6/30/06) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes.

(b) Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.

(c) The mountain chart is based on the Fund's initial minimum investment of $100,000 for Institutional Class shares.

(d) Cumulative performance is shown for Institutional Class shares. Performance of the Retail Class would be lower due to higher fees.

What You Should Know

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

                            LOOMIS SAYLES FUNDS II

                           Loomis Sayles Value Fund

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                August 15, 2007

   This Statement of Additional Information (the "SAI" or "Statement") relates to the proposed acquisition (the "Acquisition") of the assets and liabilities of Natixis Value Fund (the "Acquired Fund"), a series of Natixis Funds Trust I (formerly IXIS Advisor Funds Trust I) by Loomis Sayles Value Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II, in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to Acquired Fund shareholders in liquidation of the Acquired Fund.

   This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 15, 2007 (the "Prospectus/Proxy Statement") of the Acquiring Fund that relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by calling Natixis Funds at 800-225-5478 or by visiting the Fund's website at www.funds.natixis.com.

                               Table of Contents

 I. Additional Information about the Acquiring Fund and the Acquired Fund..  2

II. Financial Statements...................................................  2
    A. Incorporation by Reference..........................................  2
    B. Unaudited Pro Forma Combined Financial Statements...................  2

Additional Information About the Acquiring Fund............................ 20

I.  Additional Information About the Acquiring Fund and the Acquired Fund

      This SAI is accompanied by the current Statement of Additional Information Parts I and II of the Natixis Equity Funds, which includes the Acquired Fund, dated May 1, 2007, as supplemented on June 11, 2007 for Part I and Part II (the "Natixis Equity Funds SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the Natixis Equity Funds SAI. The Natixis Equity Funds SAI has previously been filed with the Securities and Exchange Commission.

      Additional information about the Acquiring Fund is set forth in Appendix A to this SAI.

II. Financial Statements.

      A.  Incorporation by Reference

      This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund for the year ended December 31, 2006 and the Annual Report to shareholders of the Acquiring Fund for the year ended September 30, 2006 (together, the "Annual Reports"), including the reports of PricewaterhouseCoopers LLP contained therein. The Annual Reports, which are incorporated by reference into this SAI, contain historical financial information regarding the Acquired Fund and the Acquiring Fund and have been filed with the Securities and Exchange Commission.

      This SAI is also accompanied by the Semiannual Report to shareholders of the Acquiring Fund for the period ended March 31, 2007. The Semiannual Report, which is incorporated herein by reference, contains unaudited historical information regarding the Acquiring Fund and has been filed with the Securities and Exchange Commission.

      B.  Unaudited Pro Forma Combined Financial Statements

      Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual and Semiannual Reports referred to in the preceding section.

PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
AS OF MARCH 31, 2007
UNAUDITED

                                                              Natixis
                                                            Value Fund
                                            Loomis Sayles (formerly, IXIS     Pro Forma      Pro Forma
                                             Value Fund     Value Fund)      Adjustments     Combined
                                            ------------- --------------- -------------     ------------
Assets
Investments, at value                       $160,048,517   $142,726,389   $          --     $302,774,906
Receivable for Fund shares sold             $    841,434   $     49,086                     $    890,520
Receivable for securities sold              $    634,853   $    417,127                     $  1,051,980
Other assets                                $    136,467   $    124,851                     $    261,318
                                            ------------   ------------                     ------------
Total Assets                                $161,661,271   $143,317,453                     $304,978,724
                                            ------------   ------------                     ------------
Liabilities
Collateral on securities loaned, at value   $  8,114,902   $ 13,934,403                     $ 22,049,305
Payable for securities purchased            $  3,341,502   $    155,981                     $  3,497,483
Payable for Fund shares redeemed            $     69,878   $     73,165                     $    143,043
Other accounts payable and accrued expenses $    116,771   $    324,147   $          --     $    440,918
                                            ------------   ------------                     ------------
Total Liabilities                           $ 11,643,053   $ 14,487,696   $          --     $ 26,130,749
                                            ------------   ------------   -------------     ------------
Net assets                                  $150,018,218   $128,829,757   $          --     $278,847,975
                                            ============   ============   =============     ============

Net Assets
Class A                                     $         --   $108,230,236   $  14,894,700(1)  $123,124,936
Class B                                     $         --   $ 17,512,265   $          --     $ 17,512,265
Class C                                     $         --   $  3,087,256   $          --     $  3,087,256
Retail Class                                $ 14,894,700   $         --   $ (14,894,700)(1) $         --
Class Y                                     $         --   $         --   $ 135,123,518(2)  $135,123,518
Institutional Class                         $135,123,518   $         --   $(135,123,518)(2) $         --
                                            ------------   ------------   -------------     ------------
Net assets                                  $150,018,218   $128,829,757   $          --     $278,847,975

Shares Outstanding
Class A                                               --     12,332,891      (6,748,891)(1)    5,584,000
Class B                                               --      2,264,824      (1,471,737)(3)      793,087
Class C                                               --        399,161        (259,347)(3)      139,814
Retail Class                                     675,509             --        (675,509)(1)           --
Class Y                                               --             --       6,119,410(2)     6,119,410
Institutional Class                            6,119,410             --      (6,119,410)(2)           --
                                                                          -------------     ------------
                                                                             (9,155,484)      12,636,311
                                                                          -------------     ------------

         See accompanying notes to the pro forma financial statements

PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
AS OF MARCH 31, 2007
UNAUDITED (continued)

                                 Loomis Sayles  Natixis    Pro Forma  Pro Forma
                                  Value Fund   Value Fund Adjustments Combined
                                 ------------- ---------- ----------- ---------
Net Asset Value per Share
Class A                                 --       $8.78                 $22.05
Class B                                 --       $7.73                 $22.08
Class C                                 --       $7.73                 $22.08
Retail Class                        $22.05          --                     --
Class Y                                 --          --                 $22.08
Institutional Class                 $22.08          --                     --
--------
(1) Class A shares of Natixis Value Fund (formerly, IXIS Value Fund) are exchanged for Retail Class shares of Loomis Sayles Value Fund, which were redesignated as Class A shares effective June 1, 2007.

(2) Represents the redesignation of Loomis Sayles Value Fund Institutional Class shares to Class Y shares effective June 1, 2007.

(3) Class B and C shares of Natixis Value Fund are exchanged for new Class B and C shares of Loomis Sayles Value Fund, established June 1, 2007. Initial per share values for Class B and C shares are assumed to equal that of Institutional Class shares.

         See accompanying notes to the pro forma financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE-MONTH PERIOD ENDED MARCH 31, 2007
(unaudited)

                                                                           Loomis Sayles Natixis Value   Pro Forma     Pro Forma
                                                                            Value Fund       Fund       Adjustments    Combined
                                                                           ------------- ------------- -----------    -----------
Investment Income:
   Dividend and interest income                                             $ 1,585,722   $ 2,381,783   $      --     $ 3,967,505
                                                                            -----------   -----------   ---------     -----------
   Expenses
       Management fees                                                          404,316       943,947    (315,123)(1)   1,033,140
       Distribution fees - Retail Class                                           8,160            --      (8,160)(2)          --
       Distribution fees-Class A                                                     --       260,360       8,160(2)      268,520
       Service and distribution fees-Class B                                         --       188,468          --         188,468
       Service and distribution fees-Class C                                         --        28,686          --          28,686
       Administrative fees                                                       43,705        67,655          --         111,360
       Custodian fees and expenses                                               23,010        21,885     (10,000)(3)      34,895
       Transfer agent fees and expenses - Institutional Class                    19,743            --     (19,743)(4)          --
       Transfer agent fees and expenses - Retail Class                            5,130            --      (5,130)(5)          --
       Transfer agent fees and expenses-Class A                                      --       131,389      5,130 (5)      136,519
       Transfer agent fees and expenses-Class B                                      --        24,151          --          24,151
       Transfer agent fees and expenses-Class C                                      --         3,632          --           3,632
       Transfer agent fees and expenses-Class Y                                      --            --      19,743(4)       19,743
       Audit fees                                                                35,911        47,159     (47,159)(6)      35,911
       Legal fees                                                                 1,894            54          --           1,948
       Trustees fees and expenses                                                12,442        33,233          --          45,675
       Shareholder reporting expenses                                            14,930        20,685          --          35,615
       Registration fees                                                         58,950        33,301          --          92,251
       Miscellaneous expenses                                                     7,937        41,112          --          49,049
                                                                            -----------   -----------   ---------     -----------
   Total expenses                                                               636,128     1,845,717    (372,282)      2,109,563
   Less reimbursement/waiver                                                     (6,383)           --       6,383(7)           --
                                                                            -----------   -----------   ---------     -----------
   Net expenses                                                                 629,745     1,845,717    (365,899)      2,109,563
                                                                            -----------   -----------   ---------     -----------
Net investment income                                                           955,977       536,066     365,899       1,857,942
                                                                            -----------   -----------   ---------     -----------
Net Realized and Unrealized Gain (Loss) on Investments
   Realized gain on investments                                               7,065,682    16,497,344          --      23,563,026
Change in unrealized appreciation (depreciation) on investments               5,010,834      (809,396)         --       4,201,438
                                                                            -----------   -----------   ---------     -----------
Net increase in net assets from operations                                  $13,032,493   $16,224,014   $ 365,899     $29,622,406
                                                                            ===========   ===========   =========     ===========

         See accompanying notes to the pro forma financial statements

Notes to Pro Forma Combining Statement of Operations
As Of March 31, 2007 (Unaudited)

(1) Management fees
Management fees were adjusted to reflect the management fee equal to an annual rate of 0.50% of the combined fund's average daily net assets.

(2) Distribution fees - Retail Class
Distribution fees for the Retail Class were reclassified as Distribution fees - Class A due to the redesignation effective 6/1/2007.

(3) Custodian fees and expenses
Custodian fees and expenses have been restated to reflect the elimination of services for the Natixis Value Fund that will no longer be required.

(4) Transfer agent fees and expenses - Institutional Class
Transfer agent fees and expenses for the Institutional Class were reclassified as Transfer agent fees and expenses - Class Y due to the redesignation effective 6/1/2007.

(5) Transfer agent fees and expenses - Retail Class
Transfer agent fees and expenses for the Retail Class Class were reclassified as Transfer agent fees and expenses - Class A due to the redesignation effective 6/1/2007.

(6) Audit fees
Audit fees were restated to reflect the elimination of services for the Natixis Value Fund that will no longer be required.

(7) Reimbursement/waiver
Reimbursement/waiver was eliminated due to there being no Reimbursement/waivers in the pro forma calculation of expenses.

         See accompanying notes to the pro forma financial statements

Pro Forma
Combined Portfolio of Investments
As of March 31, 2007

                                            Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                             Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                               Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                            ------------- ---------- --------- ------------- ---------- -----------
Common Stocks 96.8% of Total Net Assets (b)
Aerospace & Defense - 2.3%
General Dynamics Corp.                             --        6,100      6,100           --     466,040     466,040
Northrop Grumman Corp.                         36,376        9,775     46,151    2,699,827     725,501   3,425,328
Raytheon Co.                                       --       10,600     10,600           --     556,076     556,076
United Technologies Corp.                      21,705        6,450     28,155    1,410,825     419,250   1,830,075
                                                                                 ---------   ---------   ---------
                                                                                 4,110,652   2,166,867   6,277,519
                                                                                 ---------   ---------   ---------
Air Freight & Logistics - 0.3%
FedEx Corp.                                        --        3,975      3,975           --     427,034     427,034
United Parcel Service, Inc., Class B               --        5,500      5,500           --     385,550     385,550
                                                                                 ---------   ---------   ---------
                                                                                        --     812,584     812,584
                                                                                 ---------   ---------   ---------
Airlines - 0.2%
UAL Corp. (c)(d)                                   --       12,500     12,500           --     477,125     477,125

Beverages - 2.4%
Coca-Cola Enterprises, Inc. (c)                93,292       25,800    119,092    1,889,163     522,450   2,411,613
Molson Coors Brewing Co. (c)                   32,234        8,900     41,134    3,049,981     842,118   3,892,099
PepsiCo, Inc.                                      --        4,950      4,950           --     314,622     314,622
                                                                                 ---------   ---------   ---------
                                                                                 4,939,144   1,679,190   6,618,334
                                                                                 ---------   ---------   ---------
Biotechnology - 0.1%
Amgen, Inc. (d)                                    --        6,600      6,600           --     368,808     368,808

Building Products - 0.2%
Lennox International, Inc.                         --       17,275     17,275           --     616,718     616,718

                                             Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                              Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                                Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                             ------------- ---------- --------- ------------- ---------- -----------
Capital Markets - 7.4%
Ameriprise Financial, Inc.                      32,317        9,000     41,317    1,846,593     514,260   2,360,853
Goldman Sachs Group, Inc.                           --        5,325      5,325           --   1,100,305   1,100,305
Knight Capital Group, Inc., Class A (d)             --        3,000      3,000           --      47,520      47,520
Lehman Brothers Holdings, Inc.                  19,857        5,178     25,035    1,391,380     362,822   1,754,202
Mellon Financial Corp.                          58,528       54,400    112,928    2,524,898   2,346,816   4,871,714
Merrill Lynch & Co., Inc.                       32,334       19,325     51,659    2,640,718   1,578,273   4,218,991
Morgan Stanley                                  40,402       37,700     78,102    3,182,061   2,969,252   6,151,313
                                                                                 ----------   ---------  ----------
                                                                                 11,585,650   8,919,248  20,504,898
                                                                                 ----------   ---------  ----------
Chemicals - 2.1%
Ashland, Inc.                                       --        7,000      7,000           --     459,200     459,200
E.I. du Pont de Nemours & Co.                   43,035       12,500     55,535    2,127,220     617,875   2,745,095
Praxair, Inc.                                   29,488        7,300     36,788    1,856,564     459,608   2,316,172
Scotts Miracle - Gro Co. (The), Class A (c)         --        7,975      7,975           --     351,139     351,139
                                                                                 ----------   ---------  ----------
                                                                                  3,983,784   1,887,822   5,871,606
                                                                                 ----------   ---------  ----------
Commercial Banks - 3.0%
BOK Financial Corp. (c)                             --        6,450      6,450           --     319,469     319,469
Comerica, Inc.                                      --        6,700      6,700           --     396,104     396,104
National City Corp. (c)                             --       15,200     15,200           --     566,200     566,200
U.S. Bancorp                                    82,228       42,850    125,078    2,875,513   1,498,464   4,373,977
Wells Fargo & Co.                               52,254       30,725     82,979    1,799,105   1,057,862   2,856,967
                                                                                 ----------   ---------  ----------
                                                                                  4,674,618   3,838,099   8,512,717
                                                                                 ----------   ---------  ----------
Commercial Services & Supplies - 0.7%
Equifax, Inc.                                       --       10,925     10,925           --     398,216     398,216
HNI Corp. (c)                                       --       13,450     13,450           --     617,759     617,759
Heidrick & Struggles International, Inc. (d)        --        2,200      2,200           --     106,590     106,590
Knoll, Inc.                                         --        8,100      8,100           --     193,023     193,023
R. R. Donnelley & Sons Co. (c)                      --       15,800     15,800           --     578,122     578,122
                                                                                 ----------   ---------  ----------
                                                                                         --   1,893,710   1,893,710
                                                                                 ----------   ---------  ----------

                                            Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis     Combined
                                             Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                               Shares       Shares    Shares     Value($)     Value($)  Value ($)(a)
                                            ------------- ---------- --------- ------------- ---------- ------------
Communications Equipment - 2.1%
Avaya, Inc. (d)                                126,409      37,350    163,759    1,492,890     441,103    1,933,993
Cisco Systems, Inc. (d)                             --      32,225     32,225           --     822,704      822,704
Motorola, Inc.                                 113,850      29,901    143,751    2,011,730     528,351    2,540,081
Nokia OYJ                                           --      19,825     19,825           --     454,389      454,389
                                                                                 ---------   ---------   ----------
                                                                                 3,504,620   2,246,547    5,751,167
                                                                                 ---------   ---------   ----------
Computers & Peripherals - 3.9%
Dell, Inc. (d)                                      --      80,000     80,000           --   1,856,800    1,856,800
Hewlett - Packard Co.                           54,822      72,875    127,697    2,200,555   2,925,202    5,125,757
International Business Machines Corp.           18,984      15,711     34,695    1,789,432   1,480,919    3,270,351
Lexmark International, Inc., Class A (c)(d)         --       8,400      8,400           --     491,064      491,064
                                                                                 ---------   ---------   ----------
                                                                                 3,989,987   6,753,985   10,743,972
                                                                                 ---------   ---------   ----------
Construction & Engineering - 0.9%
Foster Wheeler Ltd. (d)                         32,133       9,150     41,283    1,876,246     534,269    2,410,515

Consumer Finance - 1.1%
American Express Co.                            28,354      17,500     45,854    1,599,165     987,000    2,586,165
Capital One Financial Corp.                         --       7,325      7,325           --     552,745      552,745
                                                                                 ---------   ---------   ----------
                                                                                 1,599,165   1,539,745    3,138,910
                                                                                 ---------   ---------   ----------
Containers & Packaging - 0.9%
Owens - Illinois, Inc. (d)                      80,069      20,879    100,948    2,063,378     538,052    2,601,430

Distributors - 0.2%
Building Materials Holding Corp. (c)                --      23,500     23,500           --     425,585      425,585

Diversified Consumer Services - 0.1%
Apollo Group, Inc., Class A (d)                     --       8,050      8,050           --     353,395      353,395

                                          Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis     Combined
                                           Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                             Shares       Shares    Shares     Value($)     Value($)  Value ($)(a)
                                          ------------- ---------- --------- ------------- ---------- ------------
Diversified Financial Services - 7.9%
Bank of America Corp.                         71,679      19,775     91,454    3,657,063   1,008,920    4,665,983
CIT Group, Inc.                               34,823      10,200     45,023    1,842,833     539,784    2,382,617
Citigroup, Inc.                               74,586      60,983    135,569    3,829,245   3,130,867    6,960,112
JPMorgan Chase & Co.                          84,974      82,725    167,699    4,111,042   4,002,235    8,113,277
                                                                              ----------   ---------   ----------
                                                                              13,440,183   8,681,806   22,121,989
                                                                              ----------   ---------   ----------
Diversified Telecommunication - 3.2%
AT&T, Inc.                                   168,160      44,000    212,160    6,630,549   1,734,920    8,365,469
CenturyTel, Inc. (c)                              --      11,800     11,800           --     533,242      533,242
Embarq Corp.                                      --       2,400      2,400           --     135,240      135,240
                                                                              ----------   ---------   ----------
                                                                               6,630,549   2,403,402    9,033,951
                                                                              ----------   ---------   ----------
Electric Utilities - 1.0%
Dynegy, Inc., Class A (d)                         --       2,904      2,904           --      26,891       26,891
Exelon Corp.                                  30,797       8,149     38,946    2,116,062     559,918    2,675,980
                                                                              ----------   ---------   ----------
                                                                               2,116,062     586,809    2,702,871
                                                                              ----------   ---------   ----------
Electrical Equipment - 1.0%
ABB Ltd. ADR                                 102,478      28,450    130,928    1,760,572     488,771    2,249,343
Rockwell Automation, Inc.                         --      10,575     10,575           --     633,125      633,125
                                                                              ----------   ---------   ----------
                                                                               1,760,572   1,121,896    2,882,468
                                                                              ----------   ---------   ----------
Electronic Equipment & Instruments - 0.5%
Arrow Electronics, Inc. (c)(d)                    --      10,525     10,525           --     397,319      397,319
Avnet, Inc. (d)                                   --      11,775     11,775           --     425,548      425,548
Mettler - Toledo International, Inc. (d)          --       6,300      6,300           --     564,291      564,291
                                                                              ----------   ---------   ----------
                                                                                      --   1,387,158    1,387,158
                                                                              ----------   ---------   ----------

                                        Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                         Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                           Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                        ------------- ---------- --------- ------------- ---------- -----------
Energy Equipment & Services - 2.7%
BJ Services Co.                            80,234       21,258    101,492    2,238,529     593,098   2,831,627
Baker Hughes, Inc.                             --       12,700     12,700           --     839,851     839,851
Input/Output, Inc. (c)(d)                      --        8,200      8,200           --     112,996     112,996
Schlumberger Ltd.                          32,234        8,175     40,409    2,227,369     564,893   2,792,262
Tidewater, Inc. (c)                            --        9,300      9,300           --     544,794     544,794
Todco, Class A (d)                             --       12,200     12,200           --     492,026     492,026
                                                                             ---------   ---------   ---------
                                                                             4,465,898   3,147,658   7,613,556
                                                                             ---------   ---------   ---------
Food & Staples Retailing - 0.6%
Safeway, Inc. (c)                              --       16,300     16,300           --     597,232     597,232
Wal-Mart Stores, Inc.                          --       20,950     20,950           --     983,603     983,603
                                                                             ---------   ---------   ---------
                                                                                    --   1,580,835   1,580,835
                                                                             ---------   ---------   ---------
Food Products - 0.2%
Archer-Daniels-Midland Co.                     --       12,753     12,753           --     468,035     468,035

Health Care Equipment & Supplies - 0.9%
Beckman Coulter, Inc.                      22,393        6,675     29,068    1,430,689     426,466   1,857,155
Boston Scientific Corp. (d)                    --       29,200     29,200           --     424,568     424,568
Conmed Corp. (c)(d)                            --        9,600      9,600           --     280,608     280,608
                                                                             ---------   ---------   ---------
                                                                             1,430,689   1,131,642   2,562,331
                                                                             ---------   ---------   ---------
Health Care Providers & Services - 2.6%
Aetna, Inc.                                    --       14,925     14,925           --     653,566     653,566
Cardinal Health, Inc.                          --        5,900      5,900           --     430,405     430,405
Centene Corp. (d)                              --        2,000      2,000           --      41,980      41,980
CIGNA Corp.                                    --        3,900      3,900           --     556,374     556,374
Healthspring, Inc. (d)                         --        6,000      6,000           --     141,300     141,300
Omnicare, Inc. (c)                         46,613       29,600     76,213    1,853,799   1,177,192   3,030,991
UnitedHealth Group, Inc.                   35,613        9,369     44,982    1,886,421     496,276   2,382,697
                                                                             ---------   ---------   ---------
                                                                             3,740,220   3,497,093   7,237,313
                                                                             ---------   ---------   ---------

                                               Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                                Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                                  Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                               ------------- ---------- --------- ------------- ---------- -----------
Hotels Restaurants & Leisure - 4.3%
Carnival Corp.                                        --       38,000     38,000           --   1,780,680   1,780,680
Marriott International, Inc.                          --        3,200      3,200           --     156,672     156,672
McDonald's Corp.                                  70,269       73,700    143,969    3,165,618   3,320,185   6,485,803
OSI Restaurant Partners, Inc. (c)                 30,685        8,360     39,045    1,212,058     330,220   1,542,278
Yum! Brands, Inc.                                     --       37,200     37,200           --   2,148,672   2,148,672
                                                                                    ---------   ---------  ----------
                                                                                    4,377,676   7,736,429  12,114,105
                                                                                    ---------   ---------  ----------
Household Durables - 1.8%
Black & Decker Corp. (The)                            --        5,850      5,850           --     477,477     477,477
Kimberly - Clark Corp.                                --        1,200      1,200           --      82,188      82,188
Lennar Corp., Class A                                 --       28,000     28,000           --   1,181,880   1,181,880
Sony Corp. ADR                                    42,996       11,465     54,461    2,170,868     578,868   2,749,736
Whirlpool Corp. (c)                                   --        5,000      5,000           --     424,550     424,550
                                                                                    ---------   ---------  ----------
                                                                                    2,170,868   2,744,963   4,915,831
                                                                                    ---------   ---------  ----------
Independent Power Producers & Energy Traders -
  1.1%
NRG Energy, Inc. (c)(d)                           32,892        8,715     41,607    2,369,540     627,828   2,997,368
TXU Corp.                                             --        3,000      3,000           --     192,300     192,300
                                                                                    ---------   ---------  ----------
                                                                                    2,369,540     820,128   3,189,668
                                                                                    ---------   ---------  ----------
Industrial Conglomerates - 2.3%
3M Co.                                                --        5,975      5,975           --     456,669     456,669
General Electric Co.                                  --       45,100     45,100           --   1,594,736   1,594,736
McDermott International, Inc. (d)                     --       11,925     11,925           --     584,086     584,086
Tyco International, Ltd.                          46,974       72,569    119,543    1,482,030   2,289,552   3,771,582
                                                                                    ---------   ---------  ----------
                                                                                    1,482,030   4,925,043   6,407,073
                                                                                    ---------   ---------  ----------

                                            Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                             Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                               Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                            ------------- ---------- --------- ------------- ---------- -----------
Insurance - 5.5%
Allstate Corp.                                  55,900      15,525     71,425    3,357,354     932,432   4,289,786
American International Group, Inc.              44,254      11,800     56,054    2,974,754     793,196   3,767,950
Berkshire Hathaway, Inc., Class B (d)              595         165        760    2,165,800     600,600   2,766,400
Genworth Financial, Inc., Class A                   --       6,700      6,700           --     234,098     234,098
Hartford Financial Services Group, Inc.             --       3,900      3,900           --     372,762     372,762
Loews Corp.                                         --       4,900      4,900           --     222,607     222,607
Prudential Financial, Inc. (c)                  29,036      12,650     41,686    2,620,789   1,141,789   3,762,578
                                                                                ----------   ---------  ----------
                                                                                11,118,697   4,297,484  15,416,181
                                                                                ----------   ---------  ----------
Internet & Catalog Retail - 0.0%
Expedia, Inc. (c)(d)                                --       1,800      1,800           --      41,724      41,724

Machinery - 0.4%
Illinois Tool Works, Inc. (c)                       --       9,525      9,525           --     491,490     491,490
Parker Hannifin Corp.                               --       5,850      5,850           --     504,914     504,914
                                                                                ----------   ---------  ----------
                                                                                        --     996,404     996,404
                                                                                ----------   ---------  ----------
Media - 6.5%
Cablevision Systems Corp.                           --      38,700     38,700           --   1,177,641   1,177,641
Comcast Corp., Class A (c)(d)                   80,054      14,571     94,625    2,077,388     378,105   2,455,493
DIRECTV Group, Inc. (d)                         90,373      23,700    114,073    2,084,905     546,759   2,631,664
Liberty Global, Inc., Class C (d)                   --      11,052     11,052           --     338,633     338,633
Liberty Media Corp. - Capital, Series A (d)         --      11,000     11,000           --   1,216,490   1,216,490
News Corp.,                                    112,812      31,000    143,812    2,608,214     716,720   3,324,934
Time Warner, Inc.                              162,922     183,835    346,757    3,212,822   3,625,226   6,838,048
Tribune Co.                                         --       2,300      2,300           --      73,853      73,853
                                                                                ----------   ---------  ----------
                                                                                 9,983,329   8,073,427  18,056,756
                                                                                ----------   ---------  ----------

                                       Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                        Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                          Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                       ------------- ---------- --------- ------------- ---------- -----------
Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.      23,718        6,237     29,955    1,569,894     412,827   1,982,721
Newmont Mining Corp.                          --          800        800           --      33,592      33,592
Teck Cominco Ltd., Class B                    --        7,850      7,850           --     546,360     546,360
                                                                           ----------   ---------  ----------
                                                                            1,569,894     992,779   2,562,673
                                                                           ----------   ---------  ----------
Multiline Retail - 1.9%
Dollar General Corp.                      97,838       26,654    124,492    2,069,274     563,732   2,633,006
Federated Department Stores, Inc.         34,307        7,125     41,432    1,545,530     320,981   1,866,511
Kohl's Corp. (d)                              --        8,000      8,000           --     612,880     612,880
Nordstrom, Inc.                               --        5,200      5,200           --     275,288     275,288
                                                                           ----------   ---------  ----------
                                                                            3,614,804   1,772,881   5,387,685
                                                                           ----------   ---------  ----------
Oil, Gas & Consumable Fuels - 8.7%
Chevron Corp.                                 --       10,000     10,000           --     739,600     739,600
ConocoPhillips                                --       11,225     11,225           --     767,229     767,229
ExxonMobil Corp.                          75,977       50,699    126,676    5,732,465   3,825,240   9,557,705
Hess Corp.                                49,749       12,981     62,730    2,759,577     720,056   3,479,633
Occidental Petroleum Corp.                38,338       22,625     60,963    1,890,447   1,115,639   3,006,086
Southwestern Energy Co. (d)                   --       14,075     14,075           --     576,793     576,793
Spectra Energy Corp.                      88,663       23,461    112,124    2,329,177     616,320   2,945,497
Valero Energy Corp.                           --        5,300      5,300           --     341,797     341,797
XTO Energy, Inc.                          41,219       10,757     51,976    2,259,213     589,591   2,848,804
                                                                           ----------   ---------  ----------
                                                                           14,970,879   9,292,265  24,263,144
                                                                           ----------   ---------  ----------
Personal Products - 0.1%
Estee Lauder Cos., Inc. (The), Class A        --        3,700      3,700           --     180,745     180,745
NBTY, Inc. (d)                                --        1,300      1,300           --      68,952      68,952
                                                                           ----------   ---------  ----------
                                                                                   --     249,697     249,697
                                                                           ----------   ---------  ----------

                                                Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                                 Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                                   Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                                ------------- ---------- --------- ------------- ---------- -----------
Pharmaceuticals - 4.7%
Abbott Laboratories                                 29,105       7,653     36,758    1,624,059     427,037   2,051,096
Bristol-Myers Squibb Co.                            67,166      17,900     85,066    1,864,528     496,904   2,361,432
Johnson & Johnson                                   41,470      26,600     68,070    2,498,982   1,602,916   4,101,898
Merck & Co., Inc.                                       --      14,800     14,800           --     653,716     653,716
Pfizer, Inc.                                       101,098      50,845    151,943    2,553,736   1,284,345   3,838,081
                                                                                     ---------   ---------  ----------
                                                                                     8,541,305   4,464,918  13,006,223
                                                                                     ---------   ---------  ----------
Real Estate Investment Trusts - 0.2%
American Home Mortgage Investment Corp. (c)             --       1,600      1,600           --      43,184      43,184
Deerfield Triarc Capital Corp. (c)                      --      35,200     35,200           --     527,648     527,648
                                                                                     ---------   ---------  ----------
                                                                                            --     570,832     570,832
                                                                                     ---------   ---------  ----------
Road & Rail - 0.6%
Union Pacific Corp.                                     --      16,000     16,000           --   1,624,800   1,624,800

Semiconductors & Semiconductor Equipment - 1.8%
Intel Corp.                                             --     114,475    114,475           --   2,189,907   2,189,907
Micron Technology, Inc. (d)                             --      40,600     40,600           --     490,448     490,448
National Semiconductor Corp.                            --      60,000     60,000           --   1,448,400   1,448,400
Texas Instruments, Inc.                                 --      27,550     27,550           --     829,255     829,255
                                                                                     ---------   ---------  ----------
                                                                                            --   4,958,010   4,958,010
                                                                                     ---------   ---------  ----------
Software - 1.1%
Microsoft Corp.                                     69,642      41,575    111,217    1,940,922   1,158,695   3,099,617
MicroStrategy, Inc., Class A (c)(d)                     --         900        900           --     113,751     113,751
                                                                                     ---------   ---------  ----------
                                                                                     1,940,922   1,272,446   3,213,368
                                                                                     ---------   ---------  ----------

                                           Loomis Sayles  Natixis   Combined  Loomis Sayles  Natixis    Combined
                                            Value Fund   Value Fund Pro Forma  Value Fund   Value Fund  Pro Forma
                                              Shares       Shares    Shares     Value($)     Value($)  Value($)(a)
                                           ------------- ---------- --------- ------------- ---------- -----------
Specialty Retail - 3.1%
AutoNation, Inc. (c)(d)                            --      26,975     26,975           --     572,949     572,949
Gap, Inc. (The)                               105,587      37,767    143,354    1,817,152     649,970   2,467,122
Home Depot, Inc.                                   --      11,750     11,750           --     431,695     431,695
Lowe's Cos., Inc.                                  --      19,925     19,925           --     627,438     627,438
Office Depot, Inc. (d)                         62,531      16,444     78,975    2,197,340     577,842   2,775,182
Tiffany & Co. (c)                                  --      40,000     40,000           --   1,819,200   1,819,200
                                                                                ---------   ---------   ---------
                                                                                4,014,492   4,679,094   8,693,586
                                                                                ---------   ---------   ---------
Textiles, Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (c)                      --       8,500      8,500           --     261,205     261,205
Warnaco Group, Inc. (The) (d)                      --      20,800     20,800           --     590,720     590,720
                                                                                ---------   ---------   ---------
                                                                                       --     851,925     851,925
                                                                                ---------   ---------   ---------
Thrifts & Mortgage Finance - 0.9%
Countrywide Financial Corp.                        --      14,100     14,100           --     474,324     474,324
MGIC Investment Corp. (c)                          --       7,900      7,900           --     465,468     465,468
PMI Group, Inc. (The)                              --       1,000      1,000           --      45,220      45,220
People's Bank (c)(d)                               --       7,225      7,225           --     320,790     320,790
Washington Mutual, Inc. (c)                        --      26,400     26,400           --   1,066,032   1,066,032
                                                                                ---------   ---------   ---------
                                                                                       --   2,371,834   2,371,834
                                                                                ---------   ---------   ---------
Tobacco - 1.3%
Altria Group, Inc.                             30,048      10,900     40,948    2,638,515     957,129   3,595,644

Trading Companies & Distributors - 0.2%
WESCO International, Inc. (c)(d)                   --       9,800      9,800           --     615,244     615,244

Wireless Telecommunication Services - 0.6%
Alltel Corp.                                       --       1,600      1,600           --      99,200      99,200
Sprint Nextel Corp.                                --      90,000     90,000           --   1,706,400   1,706,400
                                                                                ---------   ---------   ---------
                                                                                       --   1,805,600   1,805,600
                                                                                ---------   ---------   ---------

                                                   Loomis Sayles  Natixis   Combined   Loomis Sayles   Natixis     Combined
                                                    Value Fund   Value Fund Pro Forma   Value Fund    Value Fund   Pro Forma
                                                      Shares       Shares    Shares      Value($)      Value($)   Value($)(a)
                                                   ------------- ---------- ---------- ------------- -----------  -----------
Total Common Stocks (Identified cost
  $129,999,879, $102,168,184 and $232,168,063,
  respectively)                                                                         144,704,368  125,173,139  269,877,507

Short-Term Investments-11.8%

Prudential Funding LLC, 3.750%, 4/02/2007 (e)        7,230,000           --  7,230,000    7,229,247           --    7,229,247
State Street Securities Lending Quality Trust (f)    8,114,902   13,934,403 22,049,305    8,114,902   13,934,403   22,049,305
Tri-Party Repurchase Agreement with Fixed Income
  Clearing Corporation                                      --    3,618,847  3,618,847           --    3,618,847    3,618,847
                                                                                        -----------  -----------  -----------
                                                                                         15,344,149   17,553,250   32,897,399
                                                                                        -----------  -----------  -----------
Total Short-Term Investments (Identified cost
  $15,344,149, $17,553,250 and $32,897,399,
  respectively)

TOTAL INVESTMENTS (Identified cost $145,344,028,
  $119,721,434 and $265,065,462,
  respectively)-108.6%                                                                  160,048,517  142,726,389  302,774,906
Other assets less liabilities-(8.6%)                                                    (10,030,299) (13,896,632) (23,926,931)
                                                                                        -----------  -----------  -----------
TOTAL NET ASSETS-100.0%                                                                 150,018,218  128,829,757  278,847,975
                                                                                        ===========  ===========  ===========

--------
(a) See Notes to Combined ProForma Financial Statements.
(b) Certain securities that do not conform to the investment strategies to be in effect after the reorganization may be disposed of prior to or after reorganization. Selection of securities for disposition will depend on market conditions, investment outlook of the Fund's adviser and composition of the Acquired Fund at such time. Disposition of these securities may result in realized capital gains or losses before or after the reorganization.
(c) All or a portion of this security was on loan at March 31, 2007.
(d) Non-income producing security.
(e) Interest rate represents annualized yield at time of purchase; not a coupon rate.
(f) Represents investment of securities lending collateral.

ADR- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Loomis Sayles Value Fund
Pro Forma Notes to Combined Financial Statements
March 31, 2007 (Unaudited)

1. Basis of Combination

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the Natixis Value Fund, a series of Natixis Funds Trust I, the Loomis Sayles Value Fund, a series of Loomis Sayles Funds II, would acquire all the assets of the Natixis Value Fund in exchange for newly issued shares of beneficial interest of the Loomis Sayles Value Fund (the "Merger Shares") and the assumption by the Loomis Sayles Value Fund of all of the liabilities of the Natixis Value Fund followed by a distribution of the Merger Shares to the shareholders of the Natixis Value Fund in complete liquidation of the Natixis Value Fund. Under the Plan of Reorganization, the transaction will be treated and accounted for as a tax-free reorganization.

As a result of the proposed transaction, the Natixis Value Fund will receive a number of Class A, Class B and Class C Merger Shares of the Loomis Sayles Value Fund equal in value to the value of the net assets of the Natixis Value Fund being transferred and attributable to the Class A, Class B and Class C shares, respectively, of the Natixis Value Fund. Following the transfer, Natixis Value Fund shareholders will receive, on a tax-free basis, a number of full and fractional Class A, Class B and Class C Merger Shares of the Loomis Sayles Value Fund equal in value, as of the close of business on the day the assets and liabilities of the Natixis Value Fund and the Merger Shares are valued for purposes of the exchange, to the value of the shareholder's Class A, Class B or Class C Natixis Value Shares. The Natixis Value Fund does not offer Class Y shares.

The pro forma financial statements reflect the combined financial position of the Natixis Value Fund with the Loomis Sayles Value Fund at March 31, 2007, and the pro forma combined results of operations for the year ended March 31, 2007, as though the acquisition had occurred on April 1, 2006.

The pro forma combined financial statements are presented for the information of the reader. The pro forma combined financial statements are accounting estimates only and may not necessarily be representative of how the combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

2. Security Valuation

Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities for which market quotations are readily available (other than short term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

3. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Loomis Sayles Value Fund that would have been issued at March 31, 2007 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Natixis Value Fund as of March 31, 2007, divided by the net asset value per share of the shares of Loomis Sayles Value Fund as of March 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2007:

                   Shares of Loomis Sayles Additional Shares Total Outstanding
                         Value Fund        Assumed Issued In       Shares
Class of Shares        Pre-Combination      Reorganization   Post - Combination
---------------    ----------------------- ----------------- ------------------
Class A (1)                 675,509            4,908,491         5,584,000
Class B (2)                      --              793,087           793,087
Class C (2)                      --              139,814           139,814
Class Y (3)               6,119,410                   --         6,119,410
--------
(1) Loomis Sayles Value Fund Retail Class shares were redesignated as Class A shares effective June 1, 2007.
(2) Class B and C shares of Loomis Sayles Value Fund were established effective June 1, 2007.
(3) Loomis Sayles Value Fund Institutional Class shares were redesignated as Class Y shares effective June 1, 2007.

5. Federal Income Taxes

Each fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. After the acquisition, Loomis Sayles Value Fund intends to continue to qualify as a regulated investment company and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

The identified cost of investments for the fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

                            INVESTMENT RESTRICTIONS

   The following is a description of restrictions on the investments to be made by the Acquiring Fund (also referred to as the "Fund"). The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the Board of Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust" or the "Trust"). The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

    *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

    *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
         (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

    *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

    *(9) Borrow money, except to the extent permitted under the 1940 Act.

    (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

    (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

    (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

    (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

    (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

   *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

   The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction
(13) above.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

                           FUND CHARGES AND EXPENSES

ADVISORY FEES

   Pursuant to an advisory agreement dated October 30, 2000, Loomis, Sayles & Company, L.P. ("Loomis Sayles") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund.

   For the services described in the advisory agreement, the Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

   The following table shows the total advisory fees paid by the Fund for the last three fiscal years:

                                09/30/04        09/30/05        09/30/06
                             --------------  --------------  --------------
   Loomis Sayles
   Fee Earned                      $191,851        $175,567        $222,326
   Fee Waived                       $29,514         $26,275        $12,894*
   Total Paid                      $162,337        $149,292        $209,432
--------
* In addition to the waiver of management fees, $14,443 of class level and other expenses have been reimbursed for the Fund for the fiscal year ended September 30, 2006.

   Loomis Sayles has given a binding undertaking to the Fund to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rates of 1.10%, 1.85%, 1.85% and 0.85% of the average daily net assets of Class A, Class B, Class C and Class Y shares, respectively. The undertaking is in effect through January 31, 2008, and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above to the extent the Fund's expenses in later periods fall below the annual rate set forth in the relevant undertaking. The Fund will not be obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

SALES CHARGES AND 12B-1 FEES

   As explained in "Distribution and 12b-1 Plans" in the section "Investment Advisory and Other Services," the Class A, Class B and Class C shares of the Fund pay Natixis Distributors, L.P. (the "Distributor"), formerly IXIS Asset Management Distributors, L.P., fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act.

   The Fund's Retail Class shares were redesignated as Class A shares effective June 1, 2007. During the fiscal year ended September 30, 2006, the Fund's Retail Class paid $65 under its Plan adopted pursuant to Rule 12b-1. The Fund's Class B and Class C commenced operations on June 1, 2007, and thus did not pay any Rule 12b-1 fees during the fiscal year ended September 30, 2006.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Fund. The Fund's primary strategies are detailed in its Prospectus. The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment, and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the prospectus, under "Investment Restrictions" above, or under applicable law, the Fund may engage in each of the strategies and invest in each security and instrument listed below. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. However, the Fund is not required to engage in a particular transaction or invest in any security or instrument even if to do so might benefit the Fund.

Fund                             Securities                Practices
------------------------  ------------------------  ------------------------
Loomis Sayles Value Fund  Equity Securities         Temporary Defensive
                          (Warrants, Convertible    Positions, Securities
                          Securities, REITs, Rule   Lending, Repurchase
                          144A Securities,          Agreements
                          Investment Companies)
                          Foreign Securities
                          (Emerging Markets)

                          Money Market Securities

TYPES OF SECURITIES

Common Stocks and Other Equity Securities

   Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

   Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

   Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

   Many stocks may have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, they fit into.

Convertible Securities

   Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

Foreign Securities

   The Fund may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Investment Companies

   Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

   Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Money Market Instruments

   The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

   Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Real Estate Investment Trusts ("REITs")

   REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

   REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

   The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

   The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Rule 144A Securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Securities Lending

   The Fund may lend from its total assets in the form of its portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Board.

   These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Warrants

   The Fund may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

                         TEMPORARY DEFENSIVE POSITIONS

   The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its goal.

   In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

   The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

   Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

                        PORTFOLIO HOLDINGS INFORMATION

   The Fund has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund's website at www.funds.natixis.com. Generally, full portfolio holdings information will not be posted on the Fund's website until it has been aged for at least 30 days. A list of the Fund's top 10 holdings will generally be available on a monthly basis within 5 days of month-end. Any holdings information that is released must clearly indicate the date of the information, and will state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

     (1) Disclosure of portfolio holdings posted on the Fund's website, provided the information is shared no sooner than the next day following the day on which the information is posted;

     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, its principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

     (3) Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds that offer Class B shares);

     (4) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Responsibility Research Center, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser;

     (5) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian, independent accountants and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

     (6) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

   With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund's semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Fund and Bloomberg (daily disclosure of full portfolio holdings, provided next business day). The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE TRUST

   The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

Trustees and Officers

   The table below provides certain information regarding the trustees and officers of Loomis Sayles Funds II. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons," as defined in the 1940 Act, of the Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust.

   Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                                         Number of
                                                                                       Portfolios in
                           Position(s) Held with                                        Fund Complex
                           the Trust, Length of                                         Overseen***
                           Time Served and Term          Principal Occupation(s)         and Other
Name and Date of Birth          of Office*                During Past 5 Years**      Directorships Held
----------------------     ---------------------          ---------------------      ------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.      Trustee since 2003        Douglas Dillon Professor and           37
(3/23/40)                                             Director of the Belfer Center
                            Contract Review and       for Science and International  Director, Taubman
                           Governance Committee       Affairs, John F. Kennedy       Centers, Inc. (real
                                  Member              School of Government, Harvard  estate investment
                                                      University                     trust)

Charles D. Baker            Trustee since 2005        President and Chief Executive          37
(11/13/56)                                            Officer, Harvard Pilgrim
                            Contract Review and       Health Care (health plan)             None
                        Governance Committee Member

Edward A. Benjamin          Trustee since 2002        Retired                                37
(5/30/38)
                         Chairman of the Contract                                    Director, Precision
                           Review and Governance                                     Optics Corporation
                                 Committee                                                 (optics
                                                                                        manufacturer)

Daniel M. Cain              Trustee since 2003        President and Chief Executive          37
(2/24/45)                                             Officer, Cain Brothers &
                           Chairman of the Audit      Company, Incorporated          Director, Sheridan
                                 Committee            (investment banking)             Healthcare Inc.
                                                                                     (physician practice
                                                                                        management);
                                                                                     Trustee, Lexington
                                                                                       Strategic Asset
                                                                                     Corporation (realty
                                                                                      investment trust)

                                                                                         Number of
                                                                                       Portfolios in
                           Position(s) Held with                                        Fund Complex
                           the Trust, Length of                                         Overseen***
                              Time Served and            Principal Occupation(s)         and Other
Name and Date of Birth        Term of Office*             During Past 5 Years**      Directorships Held
----------------------     ---------------------          ---------------------      ------------------
Richard Darman              Trustee since 2003        Partner, The Carlyle Group             37
(5/10/43)                                             (investments); formerly,
                            Contract Review and       Professor, John F. Kennedy        Director and
                           Governance Committee       School of Government, Harvard  Chairman of Board
                                  Member              University                     of Directors, AES
                                                                                        Corporation
                                                                                       (international
                                                                                       power company)

Jonathan P. Mason           Trustee since 2007        Chief Financial Officer,               37
(8/30/58)                                             Cabot Corp. (specialty
                          Audit Committee Member      chemicals); formerly, Vice            None
                                                      President and Treasurer,
                                                      International Paper Company;
                                                      formerly, Chief Financial
                                                      Officer, Carter Holt Harvey
                                                      (forest products company)

Sandra O. Moose         Chairperson of the Board of   President, Strategic Advisory          37
(2/17/42)                 Trustees since November     Services (management
                                   2005               consulting); formerly, Senior  Director, Verizon
                                                      Vice President and Director,    Communications;
                            Trustee since 2003        The Boston Consulting Group,   Director, Rohm and
                                                      Inc. (management consulting)      Haas Company
                         Ex officio member of the                                        (specialty
                            Audit Committee and                                         chemicals);
                            Contract Review and                                        Director, AES
                           Governance Committee                                         Corporation
                                                                                       (international
                                                                                       power company)

Cynthia L. Walker           Trustee since 2005        Executive Dean for                     37
(7/25/56)                                             Administration (formerly,
                          Audit Committee Member      Dean for Finance and CFO),            None
                                                      Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/       Trustee since 2002        President, Chairman,                   37
(4/14/47)                                             Director, and Chief Executive
555 California Street     Chief Executive Officer     Officer, Loomis, Sayles &             None
San Francisco, CA                                     Company, L.P.; President and
94104                                                 Chief Executive Officer,
                                                      Loomis Sayles Funds I

John T. Hailer/2/           Trustee since 2003        President and Chief Executive          37
(11/23/60)                                            Officer, Natixis Asset
                                 President            Management Advisors, L.P.,            None
                                                      Natixis Distributors, L.P.
                                                      and Natixis Asset Management
                                                      Global Associates, L.P.;
                                                      Executive Vice President,
                                                      Loomis Sayles Funds I;
                                                      President and Chief Executive
                                                      Officer, Natixis Cash
                                                      Management Trust, Natixis
                                                      Funds Trust I, Natixis Funds
                                                      Trust II, Natixis Funds Trust
                                                      III and Natixis Funds Trust IV

--------
* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term.

** Previous positions during the past five years with the Distributor, Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), formerly, IXIS Asset Management Advisors, L.P., or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The Trustees of the Trust serve as trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and the Loomis Sayles Trust.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Loomis Sayles Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of Natixis Asset Management Distribution Corporation; and President and Chief Executive Officer of Natixis Advisors, Natixis Asset Management Global Associates, L.P. and the Distributor.

Officers of the Trust
---------------------
                       Position(s) Held Term of Office*
                             With        and Length of          Principal Occupation(s)
Name and Date of Birth    the Trust       Time Served            During Past 5 Years**
---------------------- ---------------- --------------- ---------------------------------------
  Coleen Downs         Secretary, Clerk     Since       Senior Vice President, General Counsel,
  Dinneen              and Chief Legal    September     Secretary and Clerk (formerly, Deputy
  (12/16/60)               Officer           2004       General Counsel, Assistant Secretary
                                                        and Assistant Clerk), Natixis Asset
                                                        Management Distribution Corporation,
                                                        Natixis Distributors, L.P., and Natixis
                                                        Asset Management Advisors, L.P.

  Daniel J. Fuss        Executive Vice    Since June    Vice Chairman and Director, Loomis,
  (9/27/33)               President          2003       Sayles & Company, L.P.; Prior to 2002,
  One Financial                                         President and Trustee of Loomis Sayles
  Center                                                Funds II.
  Boston, MA 02111

  Russell L. Kane           Chief           Chief       Chief Compliance Officer for Mutual
  (7/23/69)               Compliance      Compliance    Funds, Senior Vice President, Deputy
                        Officer; Anti-  Officer, since  General Counsel, Assistant Secretary
                            Money         May 2006;     and Assistant Clerk, Natixis
                          Laundering      Anti-Money    Distribution Corporation, Natixis
                           Officer;       Laundering    Distributors, L.P. and Natixis Asset
                          Assistant     Officer, since  Management Advisors, L.P.; formerly,
                          Secretary      April 2007;    Senior Counsel, Columbia Management
                                          Assistant     Group.
                                          Secretary,
                                          since June
                                             2004

  Michael C. Kardok       Treasurer,    Since October   Senior Vice President, Natixis Asset
  (7/17/59)               Principal          2004       Management Advisors, L.P. and Natixis
                        Financial and                   Distributors, L.P.; formerly, Senior
                          Accounting                    Director, PFPC Inc.
                           Officer

  John E. Pelletier    Chief Operating      Since       Executive Vice President and Chief
  (6/24/64)                Officer        September     Operating Officer (formerly, Senior
                                             2004       Vice President, General Counsel,
                                                        Secretary and Clerk), Natixis Asset
                                                        Management Distribution Corporation,
                                                        Natixis Distributors, L.P. and Natixis
                                                        Asset Management Advisors, L.P.

--------
* Each officer of the Loomis Sayles Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds and Loomis Sayles Funds Trusts. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with the Distributor, the principal underwriter for certain

Natixis Funds and Loomis Sayles Funds, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

   The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2006, this Committee held five meetings.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include:
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2006, this Committee held six meetings.

   The current membership of each committee is as follows:

     Audit Committee              Contract Review and Governance Committee
     ---------------              ----------------------------------------
     Daniel M. Cain - Chairman    Edward A. Benjamin - Chairman
     Jonathan P. Mason            Graham T. Allison, Jr.
     Cynthia L. Walker            Charles D. Baker
                                  Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

   As of December 31, 2006, the Trustees had the following ownership in the Fund and in the Family of Investment Companies Overseen by the Board of
Trustees:

                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                              Dollar Range of Equity  Trustee in the Family of
                              Securities in the Fund*   Investment Companies*
                              ----------------------- -------------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.                   A                        E
Charles D. Baker                         A                        C
Edward A. Benjamin**                     A                        E
Daniel M. Cain                           A                        E

                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                              Dollar Range of Equity  Trustee in the Family of
                              Securities in the Fund*   Investment Companies*
                              ----------------------- -------------------------
Richard Darman**                         A                        E
Jonathan P. Mason***                     A                        A
Sandra O. Moose                          A                        E
Cynthia L. Walker                        C                        D

INTERESTED TRUSTEES
Robert J. Blanding                       E                        E
John T. Hailer                           A                        E
--------
* A. None
  B. $1--10,000
  C. $10,001--$50,000
  D. $50,001--$100,000
  E. over $100,000

** Amounts include economic value of notional investments held through the deferred compensation plan.

*** Mr. Mason was appointed a trustee effective April 1, 2007.

Trustee Fees

   The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

   The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

   In addition, prior to the liquidation of the AEW Real Estate Income Fund on April 13, 2007, each Independent Trustee (other than the Chairperson) received a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attended for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of Natixis Advisors and Loomis Sayles. Each committee member received an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman received an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assumed four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund was compensated $200 per Committee meeting that he or she attended in excess of four per year.

   For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraphs above. In addition, during the period October 1, 2005 to November 18, 2005 each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

   During the fiscal year ended September 30, 2006 the Trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, AEW Real Estate Income Fund and Loomis Sayles Funds I. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

                                      Pension or
                         Aggregate    Retirement  Estimated
                        Compensation   Benefits     Annual
                        from Loomis   Accrued as   Benefits  Total Compensation
                        Sayles Funds Part of Fund    Upon         from the
                         Trust II*     Expenses   Retirement   Fund Complex**
                        ------------ ------------ ----------   --------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.    $30,920         $0          $0          $102,000
Charles D. Baker          $30,920         $0          $0          $102,000
Edward A. Benjamin        $31,729         $0          $0          $104,500
Daniel M. Cain            $41,857         $0          $0          $144,250
Paul G. Chenault***       $30,920         $0          $0          $102,000
Kenneth J. Cowan***       $40,858         $0          $0          $140,750
Richard Darman            $30,272         $0          $0          $100,000
Jonathan P. Mason****     $     0         $0          $0          $      0
Sandra O. Moose           $55,119         $0          $0          $191,290
John A. Shane***          $30,548         $0          $0          $101,000
Cynthia L. Walker         $27,551         $0          $0          $ 92,000

INTERESTED TRUSTEES
John T. Hailer            $     0         $0          $0          $      0
Robert J. Blanding        $     0         $0          $0          $      0
--------
* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2006, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2006 for the Trustees is as follows: Allison ($409,561), Benjamin ($75,059), Cain ($136,085), Chenault ($39,946), Cowan ($91,518), Darman
    ($158,811) and Walker ($14,620).

** Total Compensation represents amounts paid during the fiscal year ended September 30, 2006 to a trustee for serving on the board of trustees of eight (8) trusts with a total of thirty-eight (38) funds as of September 30, 2006. The number of Trusts and Funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007.

*** Messrs. Cowan, Chenault and Shane retired from the Board on December 31,
    2006.

****Mr. Mason was appointed as trustee effective April 1, 2007.

   The Natixis and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

   As of August 15, 2007, the officers and trustees of Loomis Sayles Funds II collectively owned [x.x]% of the then outstanding shares of the Fund.

   Code of Ethics. The Trust, Loomis Sayles, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

   Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Fund's investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against." The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The adviser shall make available to the Fund, or Natixis Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

   All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

   The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

   Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2006 is available without charge (i) through the Fund's website, www.funds.natixis.com and (ii) on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

   The following table provides information on the principal holders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of the Fund's outstanding securities. Information provided in this table is as of August 15, 2007.

   To the extent that any shareholder listed below beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                              Percentage of
Fund                         Shareholder and Address           shares held
----                     --------------------------------  -------------------

Natixis Value Fund

Loomis Sayles Value Fund

Management Ownership

   As of record on August 15, 2007, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund. This amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

   As of August 15, 2007, the Profit Sharing Plan owned [x.x]% of the outstanding Class Y shares of the Fund.

   As of August 15, 2007, the Pension Plan owned [x.x]% of the outstanding Class Y shares of the Fund.

   The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolio as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Global Asset Management Holdings, LLC (formerly IXIS Asset Management Holdings, LLC), which in turn is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.). Natixis Global Asset Management, L.P. owns the entire limited partnership interest in Loomis Sayles.

   Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.), formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group, L.P.).

   Natixis US is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

   The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $247 billion in assets under management or administration as of December 31, 2006.

   Advisory Agreement. The Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment objectives and policies.

   The Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent registered public accounting firm and legal counsel for the Fund and the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, or its affiliates, other than affiliated registered investment companies. In the case of funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

   The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

   The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   Distribution Agreement and Rule 12b-1 Plans. Under an agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under this agreement (the "Distribution Agreement"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

   The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund the service and distribution fees described in the Prospectus. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

   The Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the initial shareholders of each relevant class of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the Trust.

   Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of Class B and Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

   The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

   The Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the prospectuses, investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There is an exception to this restriction with respect to the omnibus account in Class B shares of Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). With respect to this exception, Merrill Lynch has represented that it has policies in place that prohibit individual purchases in Class B shares by Merrill Lynch's clients of $100,000 or more and that Merrill Lynch has processes in place to monitor and enforce this limitation with respect to its clients. In addition, Merrill Lynch has represented that it will only accept purchases of Class B shares by Merrill Lynch clients whose households' total Class B share assets (including the purchase) within the Natixis Funds family total less than $100,000. As stated in the prospectus, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

   Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trust's trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trust shall be committed to the discretion of such trustees.

   Fees paid by Class A, Class B or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund's shares, and allocates other expenses among the funds based on their relative net assets or relative sales. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

   The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund's shares. As described in more detail below, the Distributor, at its expense, may pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Fund's adviser with respect to sales of Class Y shares.

   The Distribution Agreement for the Fund may be terminated at any time on 60 days' notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time on 90 days, written notice to the Trust, without payment of any penalty.

   The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

   With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trust or any trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

   The Distributor controls the word "Natixis" and if it should cease to be the principal distributor of the Fund's shares, the Fund may be required to delete these words or letters. The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust and Loomis Sayles Funds I. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

   The portion of the various fees and expenses for Class A, B and C shares that are paid (reallowed) to securities dealers are shown below.

Class A

                            Maximum               Maximum               Maximum
                       Sales Charge Paid        Reallowance           First Year           Maximum First
                         by Investors          or Commission          Service Fee        Year Compensation
Investment           (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------           --------------------- --------------------- --------------------- ---------------------
Less than $50,000*           5.75%                 5.00%                 0.25%                 5.25%
$50,000 - $99,999            4.50%                 4.00%                 0.25%                 4.25%
$100,000 - $249,999          3.50%                 3.00%                 0.25%                 3.25%
$250,000 - $499,999          2.50%                 2.15%                 0.25%                 2.40%
$500,000 - $999,999          2.00%                 1.70%                 0.25%                 1.95%

                                           Maximum               Maximum               Maximum
                                      Sales Charge Paid        Reallowance           First Year           Maximum First
                                        by Investors          or Commission          Service Fee        Year Compensation
Investment                          (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                          --------------------- --------------------- --------------------- ---------------------
Investments of $1 million or more
First $3 million                            none                  1.00%(1)              0.25%                 1.25%
Excess over $3 million                      none                  0.50%(1)              0.25%                 0.75%

Investments with no
Sales Charge (2)                            None                  0.00%                 0.25%                 0.25%

--------
(1)These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2)Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds and Diversified Portfolios under the section "How Sales Charges Are Calculated."

Classes B and C

   Classes B and C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Fund that are paid to securities dealers are shown below:

                                 Maximum
                             Front-End Sales           Maximum
                             Charge Paid by        Reallowance or      Maximum First Year       Maximum First
                                Investors            Commission            Service Fee        Year Compensation
Investment                (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                --------------------- --------------------- --------------------- ---------------------
All amounts for Class B           none                  3.75%                 0.25%                 4.00%
All amounts for Class C           none                  1.00%                 0.00%                 1.00%

--------
(1)Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Fund under the section "How Sales Charges Are Calculated."

   As described in the Prospectus, each purchase or sale of shares is affected at the net asset value next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

   For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

   The Distributor, Natixis Advisors and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, Class B and C shares, (iii) payments based upon factors such as the length of time the assets of a dealer's clients have been invested in the Fund and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the

National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

   Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund's Prospectus and SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

   Other Services. Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

   Prior to January 1, 2005, IXIS Asset Management Services Company ("IXIS Services"), a subsidiary of Natixis Distribution Corporation, performed these same services, pursuant to separate administrative services agreements with the Trust.

   For the fiscal year ended September 30, 2004 and the period October 1, 2004 to December 31, 2004, IXIS Services received $25,178 and $5,466, respectively, from the Fund.

   For the period January 1, 2005 through September 30, 2005 and the fiscal year ended September 30, 2006, pursuant to the administrative services agreement between Natixis Advisors and the Trust, Natixis Advisors was reimbursed or was paid by the Trust, on behalf of the Fund, $17,398 and $21,947 respectively.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

   Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts 02171, Boston Financial acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. Prior to October 1, 2005, IXIS Services served as the transfer agent for the Fund and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, for the fiscal years ended September 30, 2004 and September 30, 2005, IXIS Services received $15,000 and $15,500 respectively, from the Fund.

   Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Fund, and the financial statements contained in the Fund's Annual Report for the year ended
September 30, 2006 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

As of September 30, 2006, the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                  Registered Investment     Other Pooled Investment
                        Companies                  Vehicles                   Other Accounts
                -------------------------- ---------------------------- -----------------------------
                    Other     Advisory fee    Other     Advisory fee is     Other     Advisory fee is
                  Accounts    is based on    Accounts     based on        Accounts      based on
                   Managed    performance    Managed    performance        Managed     performance
                ------------- ------------ ------------ --------------- ------------- ---------------
Name of
Portfolio       # of  Total   # of  Total  # of  Total  # of    Total   # of  Total   # of   Total
Manager         Accts Assets  Accts Assets Accts Assets Accts   Assets  Accts Assets  Accts  Assets
---------       ----- ------- ----- ------ ----- ------ -----   ------  ----- ------- -----  -------
Arthur Barry      2   $112.6    0     $0     0     $0     0       $0     70   $733.0    0    $0
                      million                                                 million
James Carroll     2   $112.6    0     $0     0     $0     0       $0     71   $963.2    2    $65.7
                      million                                                 million        million
Warren Koontz     3   $171.7    0     $0     0     $0     0       $0     64   $731.7    0    $0
                      million                                                 million

Material Conflicts of Interest

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund or sells short for some accounts while buying it for others, and through the use of "soft dollar arrangements," which are discussed in the section "Portfolio Transactions and Brokerage" below.

Portfolio Managers' Compensation

   The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2006:

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Fund is the Russell 1000 Value Index.

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General

   Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

   Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

.. the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

.. upon retirement a participant will receive a multi-year payout for his or her vested units;

.. participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   The second plan is also similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

   Mr. Carroll is also a portfolio manager of two private investment funds advised by Loomis Sayles, and he receives a portion of the performance fee earned on those funds through an equity interest he holds in the funds' general partner.

Portfolio Managers' Ownership of Fund Shares

As of September 30, 2006, the Portfolio Managers had the following ownership in the Fund:

                                                         Dollar Range of Equity
Name of Portfolio Manager   Fund(s) Managed              Securities Invested*
-------------------------   ---------------------------  ----------------------

Arthur Barry                Loomis Sayles Value Fund               C

James Carroll               Loomis Sayles Value Fund               A

Warren Koontz               Loomis Sayles Value Fund               E
--------
*A. None E. $100,001 - $500,000                    E. $100,001 - $500,000
 B. $1 - 10,000 F. $500,001 - $1,000,000           F. $500,001 - $1,000,000
 C. $10,001 - $50,000 G. over $1,000,000           G. over $1,000,000
 D. $50,001 - $100,000

   There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Fund.

Allocation of Investment Opportunity Among Natixis and Loomis Sayles Funds (the "Funds") and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

   Loomis Sayles has organized its business into two investment groups: The Fixed Income Group and the Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

   Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

   Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

   Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

   Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) is a service that is required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

   If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

   In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles' overall responsibility to discretionary accounts.

   Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

   Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.

   For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretations. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

Brokerage Commissions

   The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. Amounts in the tables include amounts paid by the Fund's predecessors, if applicable. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to Soft Dollar arrangements.

                                             09/30/04    09/30/05    09/30/06
                                            ----------- ----------- -----------
Aggregate Brokerage Commissions             $    54,794 $    36,175 $    30,977
Directed Transactions                       $19,823,452 $13,257,810 $28,156,353
Commissions Directed Transactions           $    27,397 $    18,087 $    15,488

Regular Broker-Dealers

The table below presents information regarding the securities of the Fund's regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the Fund as of the fiscal year ended September 30, 2006.

                           Aggregate Value of Securities of each Regular Broker
                                                or Dealer
Regular Broker-Dealer                  (or its Parent) held by Fund
---------------------      ----------------------------------------------------
JP Morgan Chase & Co.                           $2,018,106
Merrill Lynch                                   $1,286,719
Lehman Brothers                                 $1,296,243
Bank of America                                 $1,943,252
CitiGroup Global Markets                        $1,873,801
--------
* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

   Subject to procedures adopted by the Board of Trustees of the Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

   Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund's dealer in connection with such transactions.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

   It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUST

   Loomis Sayles Funds II, registered with the SEC as a registered open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated February 20, 1991, as amended, and is a "series" company as described in
Section 18(f)(2) of the 1940 Act. The Trust offers a total of twelve series. Prior to July 1, 2003, Loomis Sayles Funds II was named "Loomis Sayles Funds."

   The Declaration of Trust of Loomis Sayles Funds II permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series (each, a "Fund"). Each share of the Fund represents an equal proportionate interest in the Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

   The shares of the Fund are divided into four classes: Class A, Class B, Class C and Class Y (Class Y shares are offered through a different Prospectus than Class A, Class B and Class C shares). As of June 1, 2007, Retail Class and Institutional Class shares were redesignated as Class A and Class Y shares respectively. All expenses of the Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its classes on a pro rata basis, except for 12b-1 fees, which are borne separately by Classes A, B and C and may be charged at a separate rate to each such class. Other expenses are borne by such classes on a pro rata basis. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

   The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

   The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "fund").

   The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or the Fund upon written notice to its shareholders.

                                 VOTING RIGHTS

   Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

   There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

   Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

   The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Fund.

                       SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trust.

                               HOW TO BUY SHARES

   The procedures for purchasing shares of the Fund are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

   Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectuses, or through firms that are members of the NASD and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open. For purchases through the ACH system, the shareholder's bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

   You may also use Natixis Funds Personal Access Line(R) (800-225-5478, press
1) or Natixis Funds Web site (www.funds.natixis.com) to purchase Fund shares (except for Class Y shares). For more information, see the section "Shareholder Services" in this Statement.

   At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of Natixis Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

   Shareholders of the Fund may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the prospectus of the Fund.

                                  REDEMPTIONS

   The procedures for redemption of shares of the Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares, and a redemption fee may be charged on redemptions and exchanges of certain of the funds. For purposes of the CDSC, an exchange of shares from one fund to another fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

   The Fund will only accept Medallion signature guarantees bearing the STAMP 2000 Medallion imprint. Please contact the Fund at 800-225-5478 with any questions regarding when a Medallion signature guarantee is required.

   If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request.

   In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.funds.natixis.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a Medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor, the transfer agent and State Street Bank (the Fund's custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Fund's transfer agent), as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

   Shares purchased by check or through ACH may not be available immediately for redemption. The Fund may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

   The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

   The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account,
(ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee's account.

   The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

   The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

   A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

   In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the Exchange. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

   The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if the Trust determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund's distributor, both as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Taxes" below.

Reinstatement Privilege (Class A shares only)

   The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide the investment check and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds.

   Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Fund should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                             SHAREHOLDER SERVICES

Open Accounts

   A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

   The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

   The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

   Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Fund to draft from an investor's bank account. The draft is executed under the Investment Builder Program, a program designed to facilitate such periodic payments and are forwarded to Boston Financial for investment in the Fund. A plan may be opened with an initial investment of $1,000 or more and thereafter regular monthly drafts of $50 or more will be drawn on the investor's account. (Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan and may be obtained by calling the Fund at 800-225-5478 or your investment dealer or by visiting the Fund's website at www.funds.natixis.com.

   This program is voluntary and may be terminated at any time by the Fund upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the shareholder upon written notice to the Fund, which must be received at least five business days prior to any payment date. The plan may be discontinued by the Fund at any time without prior notice if any draft is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Fund is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

   The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b)(7) plans.

   The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs and 403(b)(7) plans using the Natixis Funds' prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

   Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

   An investor owning the Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Fund.

   A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

   In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan. A redemption fee may apply.

   All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

   Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information as to federal income taxes.

   It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

   Because of statutory restrictions, this Plan is not available to pension or profit-sharing plans, IRAs or 403(b)(7) plans that have State Street Bank as trustee.

Payroll Deduction Program

   The Fund no longer offers the Payroll Deduction Plan to new shareholders. Shareholders enrolled in the Payroll Deduction Program prior to May 1, 2005 may continue to participate in the program for the accounts that were included in that enrollment but may not add the program to additional accounts. Employees of Natixis Advisors may continue to participate in the program and may continue to add the program to additional accounts. In order to participate, employees must establish an account that meets the minimum initial investment amount. Subsequent investments through the program must be for a minimum of $50 on a monthly basis.

Dividend Diversification Program

   You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be registered to the same shareholder(s) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege

   A shareholder may exchange the shares of the Fund for shares of the same class of another Natixis Fund, Natixis Cash Management Trust--Money Market Series (the "Money Market Fund") or series of Loomis Sayles Funds I or the Loomis Sayles Trust that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of the Fund for shares of the same class of the Money Market Fund. On all exchanges of Class B or C shares subject to a CDSC into the Money Market Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other Natixis Fund listed below, subject to those funds' eligibility requirements and sales charges. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Fund, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

   All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. The Fund reserves the right to suspend or change the terms of exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

   An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See the section "Redemptions" above.

   Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trust acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trust which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

   Before requesting an exchange into any other Natixis Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

   As described in the Prospectus following the caption "Additional Investor Services of Natixis Funds," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial or your financial representative.

Broker Trading Privileges

   The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

   Transcripts of account transactions will be provided, for a fee, at the shareholder's request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

Self-Servicing Your Account with Natixis Funds Personal Access Line(R) and Web Site

   Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.funds.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.funds.natixis.com.

   Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the Natixis Funds Personal Access Line(R) or Web site at www.funds.natixis.com by an investor shall indicate agreement with the following terms and conditions:

            Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

   The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

   The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

   You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE(R)

   You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

   You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

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

   Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

   The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

     1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

     2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

     3. You transmit a transaction for which you do not receive a confirmation number.

     4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

     5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

   Any costs incurred in connection with the use of the Natixis Funds Personal Access Line(R) or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

   Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

   Natixis Funds
   P. O. Box 219579
   Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

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

                                NET ASSET VALUE

   The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

   The total net asset value or "NAV" of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Fund does not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Capital Market, NASDAQ Global Market or NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-ended investment companies are valued at their net asset value each day.

   Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Fund computes the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

   Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

   Trading in some of the portfolio securities of some of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

   The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y shares of a Fund is the next-determined net asset value.

                             REDUCED SALES CHARGES

   The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Fund, is responsible for ensuring that the investor receives current discounts.

   If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper "breakpoint" discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor's account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members' and other related parties' accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

   A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated--Class A shares" in the Class A, B and C Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Natixis Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

   A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

   A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds' transfer agent.

   A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trust pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

   The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

   The Fund's transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Fund's transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Fund's transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

   For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds (excluding the Money Market Fund) unless the shares were purchased through an exchange with another Natixis Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, grandparents, grandchildren, and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

   For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

   Combining with Other Series and Classes of the Natixis Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Natixis Funds Trusts that the shareholder owns (which excludes shares of the Money Market Fund unless such shares were purchased by exchanging shares of any other Natixis Fund). Shares owned by persons described in the first paragraph under "Combining Accounts" above may also be included.

Clients of the Adviser

   Investment advisory clients of Loomis Sayles and Natixis Advisors may invest in Class Y shares of the Fund below minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trust; any director, officer or partner of a client of an adviser to any series of the Trust; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trust if at least one participant in the plan qualifies under category (1) above; and
(3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trust. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trust.

Eligible Governmental Authorities

   There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

   Class A shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

   Class A shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described above under "Distribution Agreements and 12b-1 Plans"), and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

   Class A shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies

   Class A shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

                                     TAXES

In General

   As described in the Prospectuses, it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

   Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

   If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

   The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships;
(ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested (1) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

   In general, for purposes of the 90% gross income requirement described in section (i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and
(b) that derives less than 90% of its income from the qualifying income described in section (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of paragraph (ii) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. In addition, for purposes of meeting the diversification requirement in section (ii) of the prior paragraph, in the case of the Fund's investment in loans, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

   To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by a Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning on or before December 31, 2010.

   For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred

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

stock, 91 days during the 181-day period beginning 90 days before such date),
(2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities and REITs is not eligible for treatment as qualified dividend income.

   In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

   If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

   The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Passive Foreign Investment Companies

   Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Such gains are taxed as ordinary income. The Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Foreign Taxes

   Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Foreign Currency Transactions

   Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

   The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

   Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

   Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

   Certain Investments in REITs. The Fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs"), or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

   In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Special tax consequences apply where charitable remainder trusts invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Securities issued or purchased at a discount and Payment-in-Kind Securities

   The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

   In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Tax-Exempt Shareholders

   Under current law, a regulated investment company ("RIC") generally serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Nonetheless, a tax-exempt shareholder (other than a charitable remainder trust) may realize UBTI by virtue of its investments in a Fund if
(i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

   Under recent IRS guidance, if a charitable remainder trust (as defined in section 664 of the Code) realizes any unrelated business taxable income, it must pay an excise tax annually of an amount equal to such UBTI. However, under recent guidance, charitable remainder trust will not realize UBTI solely by virtue of its investments in a Fund which in turn invests in REITs that hold REMICs or TMPs. Rather, if the charitable remainder trust is a shareholder in such a Fund, which recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" allocable to the charitable remainder trust. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund.

Backup Withholding

   The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

   Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

   Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

   The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

   In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

   If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

   The Fund may advertise the yield of each class of its shares. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

   The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

   At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

   Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

   The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Fund's annual report dated September 30, 2006, and the financial statements and financial highlights included in the Fund's semiannual report dated March 31, 2007, are also incorporated herein by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Fund at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Fund's website at www.funds.natixis.com. The annual and semiannual reports are also available on-line at the SEC's website at www.sec.gov.

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                                                     Registration Nos. 33-39133
                                                                      811-06241

                                    PART C
                               OTHER INFORMATION

Item 15. Indemnification

   Under Article 5 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant's By-laws incorporated by reference to exhibit (b)(1) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on December 2, 2005.

   The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with IXIS Asset Management US Group and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 16. Exhibits

(1)   Agreement and Declaration of Trust. (i)

(2)   By-laws. (i)

(3)   Voting Trust Agreements.

      Not applicable.

(4)   Form of Agreement and Plan of Reorganization. (ii)

(5)   Instruments Defining Rights of Security Holders.

      Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration of Trust, which is described in response to
      Item 16(1) above. (i)

(6)   Investment Advisory Contracts.

      Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of the Loomis Sayles Value Fund and Loomis, Sayles & Company, L.P. ("Loomis Sayles") (iii)

(7)   Distribution Agreements and Dealer Agreement.

      (a) Amended and Restated Distribution Agreement dated June 1, 2007 between Registrant on behalf of the Loomis Sayles Value Fund and IXIS Asset Management Distributors, L.P. (iv)

      (b) Form of Dealer Agreement is filed herewith.

(8)   Bonus or Profit Sharing Contracts.

      Not applicable.

(9)   Custodian Agreements.

      (a) Custodian Contract dated September 1, 2005 among the Registrant, on behalf of its respective series, IXIS Advisor Funds I, IXIS Advisor Funds II, IXIS Advisor Funds III, IXIS Advisor Funds IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and State Street Bank and Trust Company ("State Street Bank")(i)

      (b) Amendment No. 1 dated September 15, 2006 to the Master Custody Agreement. (v)

(10)  Rule 12b-1 Plans and Rule 18f-3 Plans.

      (a) 12b-1 Plan relating to Class A shares of Loomis Sayles Value Fund (vi)

      (b) 12b-1 Plan relating to Class B shares of Loomis Sayles Value Fund (vi)

      (c) 12b-1 Plan relating to Class C shares of Loomis Sayles Value Fund (vi)

      (d) 18f-3 Plan effective January 2007 (vi)

(11) Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered is filed herewith.

(12) Opinion and Consent of Ropes & Gray LLP relating to Tax Matters and Consequences to Shareholders to be filed by amendment.

(13)  Other Material Contracts.

     (a) Transfer Agency and Services Agreement dated October 1, 2005 between Registrant on behalf of its series, IXIS Advisor Funds I, IXIS Advisor Funds II, IXIS Advisor Funds III, IXIS Advisor Funds IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and Boston Financial Data Services, Inc. (i)

     (b) First Addendum dated November 1, 2005 to Transfer Agency and Services Agreement (i)

     (c) Revised Appendix A, dated July 17, 2006 to Transfer Agency and Services Agreement (v)

     (d) Administrative Services Agreement dated January 3, 2005, between Registrant on behalf of its series, IXIS Advisor Funds I, IXIS Advisor Funds II, IXIS Advisor Funds III, IXIS Advisor Funds IV, Loomis Sayles Funds I and IXIS Asset Management Advisors, L.P. (vii)

     (e) First Amendment dated November 1, 2005 to Administrative Services Agreement. (i)

     (f) Second Amendment dated January 1, 2006 to Administrative Services Agreement. (viii)

     (g) Reliance Agreement for Exchange Privileges dated September 30, 2003, by and between the Registrant and IXIS Advisor Funds I, IXIS Advisor Funds II, IXIS Advisor Funds III, IXIS Advisor Funds IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I. (ix)

     (h) Fee Waiver/Expenses Reimbursement Undertaking dated June 1, 2007 between Loomis Sayles and the Registrant on behalf of Loomis Sayles Value Fund. (iv)

     (i) Securities Lending Authorization Agreement dated September 1, 2005 between Registrant on behalf of its series, IXIS Advisor Funds I, IXIS Advisor Funds II, IXIS Advisor Funds III, IXIS Advisor Funds IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and State Street Bank (viii)

(14)  Other Opinions, Appraisals or Rulings.

      Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)  Omitted Financial Statements.

      Not applicable.

(16)  Powers of Attorney.

      (a) Power of Attorney dated October 18, 2004, for Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, Richard Darman, John T. Hailer and Sandra O. Moose. (x)

      (b) Power of Attorney dated June 2, 2005, for Charles D. Baker and Cynthia L. Walker. (i)

      (c) Power of Attorney dated April 25, 2007, for Jonathan P. Mason. (iv)

(17)  Additional Exhibits.

      (a) Form of Proxy is filed herewith.

      (b) Natixis Value Fund Classes A, B and C Prospectus dated May 1, 2007, as supplemented on June 1, 2007. (xi)

      (c) Statement of Additional Information Parts I and II of the Natixis Equity Funds dated May 1, 2007, as supplemented on June 11, 2007. (xi)

      (d) Annual Report to shareholders of the Loomis Sayles Equity Funds for the fiscal year ended September 30, 2006. (xii)

      (e) Annual Report to shareholders of the IXIS Advisor Equity Funds for the fiscal year ended December 31, 2006. (xiii)

      (f) Semi-Annual Report to Shareholders of the Loomis Sayles Equity Funds for the period ended March 31, 2007. (xiv)

--------
(i) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on December 2, 1997.

(ii) Incorporated by reference to Appendix B to the Prospectus/Proxy Statement filed herewith as Part A to this registration statement on Form N-14.

(iii) Incorporated by reference to the Exhibits to Post Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 30, 2001.

(iv) Incorporated by reference to the Exhibits to Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on May 30, 2007.

(v) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 26, 2007.

(vi) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on April 2, 2007.

(vii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 28, 2005.

(viii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 30, 2006.

(ix) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on November 28, 2003.

(x) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on December 2, 2004.

(xi) Incorporated by reference to IXIS Advisor Funds Trust I Post-Effective Amendment No. 69 on Form N-1A under the Securities Act of 1933 filed with the SEC on July 2, 2007.

(xii) Incorporated by reference to Form N-CSR for Loomis Sayles Funds II filed on December 7, 2006.

(xiii) Incorporated by reference to Form N-CSR for IXIS Advisor Funds I filed on March 5, 2007.

(xiv) Incorporated by reference to Form N-CSR for Loomis Sayles Funds II filed on June 4, 2007.

Item 17. Undertakings

(1) Registrant hereby agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) Registrant hereby agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to the shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

                            LOOMIS SAYLES FUNDS II

                                  SIGNATURES

   As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston, and the Commonwealth of Massachusetts on the 3rd day of July, 2007.

                                         LOOMIS SAYLES FUNDS II

                                         By: /s/ John T. Hailer
                                             ----------------------------------
                                             John T. Hailer
                                             President

   As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                       Title                  Date
---------                           -----------------------------  ------------

/s/ MICHAEL C. KARDOK
----------------------------------
Michael C. Kardok                   Treasurer                      July 3, 2007

/s/ GRAHAM T. ALLISON, JR.*
----------------------------------
Graham T. Allison, Jr.              Trustee                        July 3, 2007

/s/ CHARLES D. BAKER*
----------------------------------
Charles D. Baker                    Trustee                        July 3, 2007

/s/ EDWARD A. BENJAMIN*
----------------------------------
Edward A. Benjamin                  Trustee                        July 3, 2007

/s/ ROBERT J. BLANDING*
----------------------------------
Robert J. Blanding                  Trustee                        July 3, 2007

/s/ DANIEL M. CAIN*
----------------------------------
Daniel M. Cain                      Trustee                        July 3, 2007

/s/ RICHARD DARMAN*
----------------------------------
Richard Darman                      Trustee                        July 3, 2007

/s/ JOHN T. HAILER
----------------------------------
John T. Hailer                      Trustee and President          July 3, 2007

/s/ JONATHAN P. MASON*
----------------------------------
Jonathan P. Mason                   Trustee                        July 3, 2007

/s/ SANDRA O. MOOSE*
----------------------------------
Sandra O. Moose                     Trustee, Chairperson of the
                                      Board                        July 3, 2007

/s/ CYNTHIA L. WALKER*
----------------------------------
Cynthia L. Walker                   Trustee                        July 3, 2007

                                             *By: /s/ Coleen Downs Dinneen
                                                  -----------------------------
                                                  Coleen Downs Dinneen
                                                  Attorney-In-Fact**/***/****
                                                  July 3, 2007
--------
** Powers of Attorney are incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on December 2, 2004.

*** Powers of Attorney for Charles D. Baker and Cynthia L. Walker are incorporated by reference to Exhibit (q)(2) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement as filed on December 2, 2005.

**** Powers of Attorney for Jonathan P. Mason are incorporated by reference to Exhibit (q)(3) to Post-Effective Amendment No. 45 to the Registrant's Registration Statement as filed on May 30, 2007.

                            LOOMIS SAYLES FUNDS II
                                 EXHIBIT INDEX
                                   07/03/07

                       Exhibits for Item 16 of Form N-14

Exhibit Description
------- -----------

(7)(b)  Form of Dealer Agreement used by IXIS Asset Management Distributors,
        L.P.

(11)(a) Opinion and Consent of Ropes & Gray LLP

(14)    Consent of PricewaterhouseCoopers LLP

(17)(a) Form of Proxy